Exhibit 10.2

DATED: 10 NOVEMBER 2004

Capacity Purchase

Agreement

between

Network Rail Infrastructure Limited

and

Global Crossing (UK) Telecommunications Limited

relating to

terms and conditions for sale of capacity services on the Recovered Finance Leased Equipment

CityPoint One Ropemaker Street London EC2Y 9SS

T 020 7628 2020 F 020 7628 2070 DX Box No 12

CONTENTS

1.	Definitions and Interpretations	1

2.	Grant	5

3.	Connection, Sites and Property Obligations	7

4.	Global Crossing Responsibilities	9

5.	Network Rail Responsibility and Exclusions	15

6.	Charges	16

7.	Limitation of Liability	17

8.	Permits	18

9.	Term and Termination	19

10.	Consequences of Termination	19

11.	Force Majeure	20

12.	Change Control	20

13.	Confidentiality	21

14.	Publicity	22

15.	Assignment and Sub-Contracting	22

16.	Rights of Third Parties	23

17.	Costs	23

18.	Notices	23

19.	Cumulative Rights	24

20.	Compliance with Applicable Regulations and Violation of Law	24

21.	Partnership	25

22.	Title	25

23.	Entire Agreement	25

24.	Variation	25

25.	Counterparts	25

26.	Taxes and Duties	25

i

27.	Dispute Resolution, Law and Jurisdiction	26

SCHEDULE 1 : Description Of Purchased Capacity		27

SCHEDULE 2 : Network Rail Sites and Global Crossing Sites		28

1.	Network Rail Sites:	28

2.	Global Crossing Sites:	28

3.	Demarcation Points:	28

SCHEDULE 3 : Charges		29

SCHEDULE 4 : Service Levels		30

1.	Fault Management	30

2.	Performance	30

3.	Planned Outages	31

4.	Service Credits	31

5.	Exclusions	31

SCHEDULE 5 : Network Management Systems & TADS Data:		32

SCHEDULE 6 : Change Control Note		35

SCHEDULE 7 : Recovered Finance Lease Equipment List		36

ii

THIS AGREEMENT is dated 10 November 2004 (the “Effective Date”) and made

BETWEEN:

(1)	NETWORK RAIL INFRASTRUCTURE LIMITED, a company registered in England and Wales as company number 2904587 and having its registered office at 40 Melton Street, London NW1 2EE, United Kingdom (“Network Rail”);

(2)	GLOBAL CROSSING (UK) TELECOMMUNICATIONS LIMITED, a company registered in England and Wales as company number 02495998 and having its registered office at Centennium House, 100 Lower Thames Street, London EC3R 6DL, United Kingdom (“Global Crossing”).

Background:

(A) Global Crossing (then BR Telecommunications Limited (“BRT”)) and Network Rail (then Railtrack PLC (“Railtrack”)) entered into an agreement (subsequently amended) for the leasing by Network Rail to Global Crossing of certain telecommunications cable and related equipment (the “Finance Lease”).

(B) Global Crossing is returning certain of the telecommunications cable and related equipment to Network Rail, but wishes to be able to use the Capacity (as hereinafter defined).

(C) Network Rail has agreed to grant and Global Crossing has agreed to use the Capacity (as hereinafter defined) arising from the returned telecommunications cable and related equipment subject to the terms and conditions of this Agreement.

NOW THIS CONTRACT WITNESSETH:

1.	Definitions and Interpretations

1.1	In this Agreement, unless the context otherwise requires:

“Additional Spares” means, such equipment, assemblies, apparatus and parts which are capable of being used as a spare or replacement parts for any item of the Recovered Finance Lease Equipment, together with all handbooks, manuals, data and drawings relating thereto, which are not Spares and which are present as on the Service Commencement Date with Global Crossing;

“Affiliate” means, in respect of:

(A)	Global Crossing, a company which is its subsidiary or holding company, or a company which is a subsidiary of that holding company and;

(B)	Network Rail, Network Rail Limited or any of its subsidiaries;

and for the purposes of this definition “subsidiary” and “holding company” shall have the meanings given to such expressions in s.736 and s.736A Companies Act 1985;

“Agreement” means this agreement together with the schedules hereto;

“Authorised Representatives” means, in relation to a Party, any nominated representatives of that Party, including without limitation its agents, representatives, contractors, sub-contractors and suppliers;

“Business Day” means a day on which banks are generally open for business in London (except in any event, Saturday or Sunday);

“Capacity” means the capacity on the Recovered Finance Lease Equipment as further described in schedule 1;

“Change” means any modification, amendment or change to the Capacity, the Global Crossing Sites, Network Rail Sites, the Service Levels, the Service Credits and/or the Charges;

“Change Control Note” means the record of any Change agreed by the Parties in accordance with clause 12.2 and in the form set out in schedule 6;

“Change Control Procedure” means the procedure for agreeing and implementing Changes as set out in clause 12;

“Change Control Proposal” means the written proposal for a Change as set out in clause 12.1;

“Change Request” means a written request in the format set out in schedule 6 issued by either Party to propose a Change;

“Charges” means the charges payable by Global Crossing to Network Rail and which are set out in schedule 3;

“Confidential Information” means and includes all information whether commercial, financial, technical or otherwise, including without limitation all secret or confidential information and all trade secrets, design rights, know-how, formulas, processes, data, network configuration and rights of way, drawings, proprietary information, customer lists, prices, products, personnel and any other non-public information concerning the business and operations of the Disclosing Party or any of its Affiliates, in whatever form, together with all analyses, compilations, data, studies or other documents prepared by the Receiving Party which are derived from or which contain or are based in whole or in part upon such information, the fact that such information has been made available, that this Agreement has been entered into and its terms;

“Contract Manager” means the individual nominated from time to time in writing by a Party to co-ordinate and liaise with the individual nominated from time to time by the other Party in a similar capacity to facilitate the implementation and operation of this Agreement;

“Demarcation Points” means the input/output ports on distribution frames as more particularly specified in schedule 2;

“Disclosing Party” means a Party disclosing Confidential Information;

“Emergency” means any disruption, accident or incident which affects the safety or operation of the rail network;

“Employment Costs” means salary, wages, bonuses, commission, PAYE and national insurance contributions, pension contributions, expenses and all costs associated with the provision of non-cash benefits;

“Event of Insolvency” means, in relation to any company:

(A)	that company stops or suspends or threatens to stop or suspend payment of all or a material part of (or a particular type of) its debts, or is unable to pay its debts, or is deemed unable to do so under section 123 (1)(a), (b) or (c) of the Insolvency Act 1986 except that in the interpretation of this sub-clause that company shall not be deemed to be unable to pay its debts if any demand under section 123(1)(a) is being contested in good faith by that company and that company has adequate funds to discharge the amount of such demand or if any such demand is satisfied before the expiration of thirty (30) Business Days from the date on which it is made;

(B)	the directors of that company make any proposal under section 1 of the Insolvency Act 1986, or that company begins negotiations for, takes any proceedings concerning, proposes or makes any agreement for the deferral, rescheduling or other readjustment (or proposes or makes a general assignment or an arrangement or composition with or for the benefit of some or all of its creditors) or all of (or all of a particular type of) its debts, or a moratorium is agreed or declared in respect of or affecting all or a material part of (or of a particular type of) the debts of the company;

(C)	any step is taken to enforce security over, a distress, execution or other similar process is levied or served against, the whole or a substantial part of the assets or undertaking of that company, including, without limitation, by a mortgagee, the appointment of a receiver, administrative receiver, manager or similar officer to enforce that security in respect of all or any part of the property or undertaking of that company;

(D)	an administration petition is presented for the administration of that company;

(E)	a petition is presented, order made, meeting convened and/or resolution passed with a view to the winding up (whether solvent or insolvent) of that company, or that company ceases to carry on all or a material part of its business, except for the purpose of a bona fide reconstruction, amalgamation, reorganisation, merger or consolidation unless the action or steps taken are frivolous or vexatious and form part of a dispute being contested on reasonable grounds and in good faith;

(F)	a petition is presented to wind up that company as an unregistered company under Part V Insolvency Act 1986, or the making of an order for such a winding up; or

(G)	any event or circumstance occurs which under the law of any relevant jurisdiction has an analogous or equivalent effect to any of the events listed in sub-clauses (A) – (F) above, inclusive.

“Force Majeure” has the meaning given in clause 11;

“Global Crossing Network” means the telecommunication network owned and/or operated by Global Crossing from time to time;

“Global Crossing Permits” means any permits, licences, consents, authorisations and approvals required by Global Crossing to operate the Global Crossing Network;

“Global Crossing Sites” means those Global Crossing sites in which Demarcation Points are situated as described in schedule 2;

“IPR” means all current and future intellectual property rights which are protected by law in any jurisdiction relevant to this Agreement, including all copyrights, copyright registrations and associated applications; database rights, trade marks, brands, service marks, trade dress, trade name, business name or other indicia of origin; registered designs; utility models; design rights; patents; mask-work rights; semi-conductor topography rights; trade secrets; moral rights and author’s rights; and includes all renewals and extension of, and applications for, those rights;

“Network Management Systems” means the network management systems as specified in schedule 5 part 1;

“Network Rail Network” means the telecommunications network owned and/or operated by Network Rail but does not include any Finance Lease Equipment;

“Network Rail Permits” means the permits, licences, consents, authorisations and approvals required for the operation and maintenance of the Network Rail network but for the avoidance of doubt, excluding any Global Crossing Permits;

“Network Rail Sites” means those Network Rail sites in which the Demarcation Points are situated as described in schedule 2;

“Party” means either Network Rail or Global Crossing, and “Parties” means both of Network Rail and Global Crossing;

“Receiving Party” means a Party receiving Confidential Information;

“Recovered Finance Lease Equipment” means the equipment recovered under the Finance Lease and set forth in 0 unless such equipment has previously been declared redundant and recovered as spares or disposed of as agreed between the Parties;

“Service Commencement Date” means April 1, 2005;

“Service Credits” means the amounts calculated in accordance with schedule 4 and payable by Network Rail to Global Crossing in accordance with schedule 4;

“Service Credit Cap” means ****;

“Service Levels” means the levels and standards to be met by Network Rail in the performance of its obligations under this Agreement as set out in schedule 4;

“Spares” means the spares and replacement telecommunications or related apparatus or equipment described in the information to be provided pursuant to clause 4.16 together with such handbooks, manuals, data and drawings related thereto as are in the possession of Global Crossing;

“TADS Data” means the data recording transmission allocations as further described in schedule 5 part 2;

“Taxes” has the meaning given to that word in clause 26;

“Telecommunications Services Agreement” means the agreement of that name entered into between Global Crossing and Network Rail on the same date as this Agreement;

“Threshold” means ****;

“Transfer Date” has the meaning given to it in clause 4.7; and

“TTS” means Thales Telecommunications Services Limited.

1.2	Headings are inserted for convenience only and shall not affect the interpretation or construction of this Agreement.

1.3	References to clauses and schedules are, unless otherwise provided, references to clauses of and schedules to this Agreement.

1.4	The schedules to this Agreement are an integral part of this Agreement, however if there is any conflict between the schedules and the main body of this Agreement, the schedules shall take precedence over the main body.

1.5	References to persons shall include any individual, any form of body corporate, unincorporated association, firm, partnership, joint venture, consortium, association, organisation, or trust (in each case whether or not having a separate legal personality).

1.6	References to any document, legislation, telecommunication licence or statutory enactment (including this Agreement) are references as amended, consolidated, supplemented, novated or replaced from time to time.

1.7	The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.8	References in this Agreement to a “Party” shall also include their respective employees, agents, representatives and successors (whether by operation of law or otherwise).

1.9	Reference to any Act, statutory instrument, regulation, by-law or other requirement of English law and to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include that which most nearly approximates in that jurisdiction to the English legal term.

2.	Grant

2.1	In consideration of payment by Global Crossing of the Charges, Network Rail shall from the Service Commencement Date supply the Capacity to Global Crossing in accordance with the terms and conditions set out in this Agreement. Global Crossing however acknowledges and agrees that the Recovered Finance Lease Equipment was in its control and possession prior to its transfer back to Network Rail and hence Global Crossing is satisfied that the Recovered Finance Lease Equipment is capable of conveying the Capacity and is sufficient to fulfil Global Crossing’s requirements. Nothing in this clause shall affect the obligations of Network Rail set out in clause 2.2.

Service Levels

2.2	Network Rail shall, in performing its obligations under this Agreement, meet the Service Levels. Network Rail shall report to Global Crossing in respect of any failures to perform its obligations in accordance with the Service Levels as set out in schedule 4. Network Rail shall pay Global Crossing the appropriate Service Credits above the Thresholds specified in Schedule 4.

2.3	The amount of any Service Credits payable beyond the Threshold under this Agreement will be calculated in accordance with schedule 4. Network Rail shall not be obligated to pay any Service Credits which fall below the Threshold. The Service Credits payable by Network Rail in any twelve (12) month period (calculated on the basis of 1 April in a year to 31 March in the next year) shall not exceed the Service Credit Cap. Service Credits will be recovered by Global Crossing as a credit against the next invoice which may subsequently be due for issue under this Agreement or, if no such invoice is due, as a debt due by Network Rail.

2.4	The recovery of Service Credits is Global Crossing’s sole financial remedy and Network Rail’s sole liability in respect of any faults or default in respect of which the Service Credits are payable.

2.5	The Parties agree that the payment of Service Credits is not a penalty and is a genuine pre-estimate of loss likely to be suffered by Global Crossing in respect of a failure by Network Rail to perform its obligations in accordance with this Agreement.

2.6	Network Rail may suspend Global Crossing’s use of the Capacity in order for Network Rail to use the Capacity itself within a reasonable period of the suspension:

(A)	immediately and without giving notice to Global Crossing in the case of an Emergency and Network Rail may either;

(1)	allow Global Crossing to resume use of the Capacity as soon as Network Rail believes, in its reasonable opinion, that the Emergency has passed (but for the avoidance of doubt such suspension shall not relieve Network Rail of the obligation to pay Service Credits in respect of the time during which the Capacity is unavailable to Global Crossing); or

(2)	terminate upon four (4) Business Days’ notice that part of the Capacity so suspended to enable Network Rail to provide railway operational services using such Capacity; or

(B)	in all other cases on giving not less than 90 days notice to Global Crossing.

In relation to any suspension under this clause 2.6 (or termination under clause 9.8), Network Rail will, as far in advance of the suspension or termination as is reasonably practicable, and where this is not practicable, as soon after the suspension or termination as reasonably practicable, and to the extent that such information is recorded, give Global Crossing information on which circuits are subject to the suspension or termination, and which other alternative circuits there are available. Global Crossing shall be given the opportunity to suggest alternative circuits for suspension or termination and Network Rail will use all reasonable endeavours to implement the suggestion.

2.7

In each of the first three (3) twelve (12) month periods following the Service Commencement Date (“Years”), Network Rail may not exercise its right to suspend Capacity under clause 2.6 or to terminate Capacity under clause 9.8 in respect of more than the Baseline Percentage of the Capacity being used by Global Crossing at the

Service Commencement Date (the “Baseline Capacity”). At the Service Commencement Date the Baseline Percentage shall be 20% for each of the three Years. If:

(A)	in the first Year Network Rail suspends Capacity under clause 2.6 or terminates Capacity under clause 9.8 amounting to less than the Baseline Percentage for that first Year then the difference between the Baseline Percentage for the first Year and the percentage amount of the Baseline Capacity so suspended or terminated shall be added to the Baseline Percentage for the second Year to give a new Baseline Percentage for that second Year; and

(B)	in the second Year Network Rail suspends Capacity under clause 2.6 or terminates Capacity under clause 9.8 amounting to less than the Baseline Percentage for that second Year (including any increase under clause 2.7 (A)) then the difference between the Baseline Percentage for the second Year and the percentage amount of the Baseline Capacity so suspended or terminated in the second Year shall be added to the Baseline Percentage for the third Year to give a new Baseline Percentage for that third Year.

Following 1st December 2007 Network Rail shall discuss with Global Crossing in detail the plans it has for use of the Capacity itself and shall give Global Crossing its best estimate as to how this is likely to impact the way in which it exercises rights under clause 2.6 or 9.8 in the remaining term of this Agreement following the third anniversary of the Service Commencement Date.

Additional Services

2.8	In the event that Global Crossing wishes to purchase any capacity in the Recovered Finance Lease Equipment, above and beyond the Capacity, Global Crossing shall through its Contract Manager based on the Charges specified in schedule 3 submit a purchase request to Network Rail detailing the requested capacity. Network Rail shall be entitled to pass on, at cost, any connection charges levied by Network Rail’s third party contractors in respect of such additional services as well as a 10% administration charge in the event that Network Rail facilitates the connection.

2.9	Network Rail shall within five (5) Business Days, acknowledge receipt of the purchase request. Further within ten (10) Business Days (or twenty (20) Business Days if a survey is required) of receipt of the purchase request, Network Rail shall in writing either:

(A)	reject the purchase request; or

(B)	suggest amendments to the purchase request; or

(C)	accept the purchase request.

2.10	Network Rail may at Network Rail’s sole discretion, provide additional capacity requested by Global Crossing (such request not be unreasonably refused by Network Rail) where it has spare capacity available on the Recovered Finance Lease Equipment to be able to provide such capacity.

3.	Connection, Sites and Property Obligations

3.1	Network Rail shall permit Global Crossing at Global Crossing’s cost, to connect the Global Crossing Network to the Capacity (provided however that Global Crossing shall be responsible only for the provision of any necessary cabling or equipment required after the Service Commencement Date) at the Demarcation Points.

3.2	Global Crossing shall comply at all times while on Network Rail Sites with all reasonable site rules (including, without limitation, health and safety regulations and security procedures) which Network Rail has notified to it from time to time as well as all applicable laws and regulations.

3.3	Network Rail shall comply at all times while on Global Crossing Sites with all reasonable site rules (including, without limitation, health and safety regulations and security procedures) which Global Crossing has notified to it from time to time as well as all applicable laws and regulations.

3.4	The Parties acknowledge that there are approximately 20 sites where Recovered Finance Lease Equipment will be in the same building as assets making up part of the Global Crossing Network, and that they need to co-operate to achieve physical separation of the assets and distinct property arrangements for each Party’s assets with separate arrangements for access and security. The Parties shall review each site individually. Where:

(A)	the site is owned by Network Rail and leased to Global Crossing then at Global Crossing’s option Global Crossing will:

(1)	surrender the lease to Network Rail and the Parties will negotiate in good faith for Global Crossing to rent rack space from Network Rail to house its equipment or be granted a lease by Network Rail only for the space required for Global Crossing’s equipment; or

(2)	surrender part of the lease to Network Rail, retaining a lease of such space as is required for Global Crossing’s equipment;

(B)	the site is owned by a third party landlord and leased to Global Crossing and Network Rail does not already have rights to occupy the relevant part of the premises (for example by virtue of a demarcation agreement) then at Global Crossing’s option Global Crossing will:

(1)	assign the lease where possible to Network Rail and Network Rail will accept such assignment and the Parties will negotiate in good faith for Global Crossing to rent rack space from Network Rail to house its equipment or be granted a lease by Network Rail only for the space required for Global Crossing’s equipment (in each case where permissible under the terms of the lease or where landlord’s consent is granted); or

(2)	where assignment is not possible, retain the lease and the Parties will negotiate in good faith for Network Rail to rent rack space from Global Crossing to house its equipment or be granted a lease by Global Crossing only for the space required for Network Rail’s equipment and in this event Global Crossing will not surrender its lease without first offering Network Rail the option of taking an assignment of it; or

(3)

where neither assignment nor subletting nor co-location is possible Global Crossing will use its reasonable endeavours to secure from its landlord rights for Network Rail to retain its equipment in the premises and to have rights of access to it, such rights to survive the termination by any means of Global Crossing’s lease. Network Rail acknowledges that the landlord is not within Global Crossing’s control.

3.5	Rents and fees (including but not limited to service charges) for rack space as between Network Rail and Global Crossing in relation to sites which are to be physically separated in accordance with clause 3.4 will be set as a share of the rent for the overall space, in accordance with the amounts of space at each site being used by each Party.

3.6	The Parties will use their best endeavours to finalise the arrangements referred to in clause 3.4 before the Service Commencement Date.

3.7	Where the Parties are not able to implement any of the above solutions in a commercially reasonable way for reasons outside their control (for instance the refusal of landlords to consent to the arrangements which the Parties want), the Parties will negotiate in good faith with each other to secure a solution with the closest possible effect to those set out above and in the meantime, Global Crossing will not do anything the reason for which is to prejudice Network Rail’s interests in the rights under which the Recovered Finance Lease Equipment is maintained in the relevant property or the rights of access thereto which Network Rail is seeking.

3.8	Network Rail shall bear its own and Global Crossing’s reasonable costs of the preparation, negotiation and completion of any documents to give effect to the separation (including legal and other professional costs of surrenders, leases and rack arrangements and payments made to third parties) save that Global Crossing shall bear its own such costs in those instances where Network Rail can show that it already has the rights to occupy the relevant premises by virtue of other agreements (for example demarcation agreements).

3.9	Global Crossing shall pay its own and Network Rail’s reasonable costs of refitting the space at the sites referred to in clause 3.4 in order to achieve the physical separation save in those instances where Network Rail is unable to show that it has the rights to occupy the relevant premises by virtue of other agreements (for example demarcation agreements) in which event Network Rail shall pay its own costs and Global Crossing’s reasonable costs of such work.

3.10	Outgoings in relation to sites which are to be physically separated (such as electricity and other utility charges, service charges, insurance, maintenance and security (if any) will be shared between the Parties in accordance with the amounts of space at each site being used by each Party until such time as the arrangements contemplated by clauses 3.4 and 3.5 are put in place.

3.11	Nothing in this Agreement shall derogate from any rights of access enjoyed by either Party by virtue of any other agreement.

4.	Global Crossing Responsibilities

4.1	Global Crossing shall:

(A)	designate a Contract Manager to co-ordinate with Network Rail’s Contract Manager;

(B)	ensure that any telecommunications equipment connected by Global Crossing to the Network Rail Network performs according to published telecommunications industry technical specifications and applicable telecommunications industry interface specifications as relevant to the provision of the Capacity;

(C)	where relevant, acknowledge that title to any equipment used by Network Rail or its Authorised Representative in the provision of the Capacity remains with Network Rail or its Authorised Representative;

(D)	use the Capacity only for the purposes for which it is designed and provided;

(E)	use the Capacity in such a way as not to:

(1)	cause interruption or interference to, impairment of, or degradation of the use of any capacity on the Network Rail Network (including but not limited to the Capacity);

(2)	subject to pre-existing rights of access the Parties may have under other agreements, impair or threaten privacy or security of communications over the Network Rail Network;

(3)	cause damage to the plant and equipment comprising the Network Rail Network; or

(F)	comply with all reasonable directions of Network Rail in relation to Global Crossing’s use of the Capacity for the purpose of ensuring that the Network Rail telecommunications and rail network is operated and maintained in safe working order;

(G)	subject to clause 3.4 and subject to any consents required by Global Crossing from third parties which Global Crossing shall use its reasonable endeavours to obtain and allow Network Rail or its Authorised Representatives to have access to the Recovered Finance Lease Equipment to conduct non-intrusive testing of the Capacity provided that Network Rail reimburses Global Crossing for any costs (without uplift) incurred by Global Crossing with third parties in obtaining and allowing such access (if intrusive testing is required then this shall be subject to prior agreement of circuit outage arrangements between the Parties); and

(H)	subject to clause 3.4 and subject to any consents required by Global Crossing from third parties which Global Crossing shall use its reasonable endeavours to allow Network Rail or its Authorised Representatives to have access to the Recovered Finance Lease Equipment to enable Network Rail to inspect, maintain, repair or recover the Recovered Finance Lease Equipment at Network Rail’s sole discretion provided always that Network Rail takes all reasonable steps in carrying out such actions not to cause any interference with or impairment of Global Crossing’s Network and provided that Network Rail reimburses Global Crossing for any costs (without uplift) incurred by Global Crossing with third parties in allowing such access.

Network management

4.2	Global Crossing shall use its reasonable endeavours by no later than the Service Commencement Date, to transfer such rights as it has in the Network Management System on an “as is” basis to Network Rail. Network Rail shall be responsible for any consents required for its use or for the transfer (and to the best of Global Crossing’s knowledge at the Effective Date no such consents are required), outgoings and maintenance of such systems.

4.3	Between the Effective Date and the Service Commencement Date, the Parties will set up a system of parallel running on the Network Management Systems to enable Network Rail to have visibility of the operation of the system and to give Network Rail the opportunity to familiarise itself with the system’s operation provided that:

(A)	Network Rail acknowledges that in order to set up such parallel running it may be necessary to use the connections to the system otherwise used by the disaster recovery functionality of the system which would downgrade such facilities, and Network Rail agrees to such downgrading; and

(B)	Network Rail, in operating the period of parallel running shall do nothing to interfere with or impair Global Crossing’s use of the Network Management System, or Global Crossing’s operation of the Global Crossing Network.

4.4	If for any reason Global Crossing does not, or is not reasonably able to, make the transfer referred to in clause 4.2 on the Service Commencement Date, then it shall make available to Network Rail on and following the Service Commencement Date, until such transfer is achieved, such access to, and information from, the Network Management System as is necessary for Network Rail to manage and monitor the Recovered Finance Lease Equipment. Such information and access shall be provided to the same levels of functionality as is available to Global Crossing as at the Service Commencement Date and at no charge to Network Rail (save that Network Rail acknowledges that it shall pay its own costs of acquiring any new equipment which it requires, and that this clause does not refer to Global Crossing’s equipment at Crewe).

4.5	Global Crossing shall provide all reasonable assistance at Network Rail’s cost, in the event that Network Rail wishes to relocate the Network Management Systems to another premises or location.

4.6	For a period of eighteen (18) months following the transfer referred to in clause 4.2, Network Rail shall grant Global Crossing access to, and the ability to use, the Network Management System for no charge, for the purposes of monitoring and managing that part of the Global Crossing Network which is still monitored and managed by the Network Management System at that time.

4.7	The Parties agree that the Transfer of Undertakings (Protection of Employment) Regulations 1981 (as amended, re-enacted or extended from time to time) (“Regulations”) apply to the transfer of the Network Management System (whether or not it shall be determined by an employment tribunal or a court (of any instance or jurisdiction) that they did not) and that, subject to the right of Mr Stan Fell (the “Transferring Employee”) to object to being employed by Network Rail, Network Rail undertakes to accept into employment with Network Rail the Transferring Employee on the date on which control of the Network Management System is transferred to Network Rail (the “Transfer Date”) upon the same terms and conditions of employment (save in so far as such terms and conditions relate to any occupational pension scheme) and length of service as with Global Crossing.

4.8	During the period between the Effective Date and the Transfer Date except with Network Rail’s consent not to be unreasonably withheld or delayed, Global Crossing will not:

(A)	offer employment to anyone on a full time basis in relation to the operation of the Network Management System which has the effect of increasing the numbers of the Transferring Employee;

(B)	vary any terms and conditions of employment of the Transferring Employee (save for any normal salary review or other changes made in the normal course of business).

4.9	Global Crossing will be responsible for all Employment Costs in respect of the Transferring Employee up to the Transfer Date and shall indemnify and hold harmless Network Rail against all liabilities, claims, demands and expenses (including legal expenses on an indemnity basis) in respect of the same. Network Rail shall be responsible for all Employment Costs in respect of the Transferring Employee from the Transfer Date and shall indemnify and hold harmless Global Crossing against all liabilities, claims, demands and expenses (including legal expenses on an indemnity basis) in respect of the same.

4.10	Network Rail shall indemnify and hold harmless Global Crossing from and against all losses, costs, claims, demands, actions, fines, penalties, liabilities and expenses (including legal expenses on an indemnity basis) in connection with or as a result of:

(A)	any claim or demand by the Transferring Employee including without limitation in respect of redundancy, unfair dismissal, breach of contract, any other claim arising at common law or sex, race or disability, religious or sexual orientation discrimination, equal pay or any claim in tort or otherwise (in all cases whether arising under English or European law) arising from any act, fault or omission of Network Rail in relation to the Transferring Employee, on or after the Transfer Date; or

(B)	any claim by the Transferring Employee that the identity of Network Rail is to the Transferring Employee’s detriment or that the terms and conditions to be provided by Network Rail are to the Transferring Employee’s detriment whether such claim or claims arise or arises before or after the Transfer Date; or

(C)	any claim (including any entitlement of an employee under or consequent on such claim by any trade union or staff association or employee representative (whether or not recognised by Network Rail in respect of the Transferring Employee)) arising from or connected with any failure by Network Rail to comply with any legal obligation to such trade union, staff association or other employee representative (whether under Regulation 10 of the Transfer Regulations, under the Directive or otherwise and, whether any such claim arises or has its origin before or after the Transfer Date).

This indemnity shall not apply to any claim arising as a result of any act, fault or omission of Network Rail which arises or is occasioned directly or indirectly from any act, fault or omission of Global Crossing.

4.11	Global Crossing shall indemnify and hold harmless Network Rail from and against all losses, costs, claims, demands, actions, fines, penalties, liabilities and expenses (including legal expenses on an indemnity basis) in connection with or as a result of:

(A)	any claim or demand by the Transferring Employee, including, without limitation, in respect of redundancy, unfair dismissal, breach of contract, any other claim arising at common law or sex, race or disability, religious or sexual orientation discrimination, equal pay or any claim in tort or otherwise (in all cases whether arising under English or European law) arising from any act, fault or omission of Global Crossing in relation to the Transferring Employee before the Transfer Date; or

(B)	any claim (including any entitlement of an employee under or consequent on such claim by any trade union or staff association or employee representative (whether or not recognised by Global Crossing in respect of the Transferring Employee)) arising from or connected with any failure by Global Crossing to comply with any legal obligation to such trade union, staff association or other employee representative (whether under Regulation 10 of the Transfer Regulations, under the Directive or otherwise and, whether any such claim arises or has its origin before or after the Transfer Date.

This indemnity shall not apply to any claim arising as a result of any act, fault or omission of Global Crossing which arises or is occasioned directly or indirectly from any act, fault or omission of Network Rail.

TADS Data

4.12	Global Crossing shall by no later than the Service Commencement Date, assign and transfer to Network Rail or its appointed Authorised Representative such rights as it has and as it may lawfully transfer, in the TADS Data alongwith any books of network schematics in electronic and hard copy form which Global Crossing has in its possession, all on an “as is” basis. Global Crossing shall be entitled to retain a reasonable number of copies of the TADS Data to use for record keeping and backup purposes.

4.13	In the period between the Effective Date and the Service Commencement Date the Parties shall use reasonable endeavours to convert the TADS Data to a format that can be easily accessed and used by Network Rail. Global Crossing shall deliver the TADS Data to Network Rail on CD-Rom. Where agreement cannot be reached, or such conversion is not reasonably practicable, the TADS Data shall be delivered in the format referred to in Schedule 5.

4.14	Global Crossing further agrees that it shall assist Network Rail by providing access to the TADS database to Network Rail and its personnel or nominated representatives at Network Rail’s reasonable request as soon as reasonably practicable during the period between the Effective Date and the Service Commencement Date, however, Network Rail acknowledges that Global Crossing needs to remove some data which is confidential to third parties prior to making such access available, and that such removal may take some time.

4.15	If for any reason Global Crossing does not, or is not reasonably able, to make the transfer referred to in clause 4.12 by the Service Commencement Date, then it shall make available to Network Rail on and following the Service Commencement Date, until such transfer is achieved, such access to, and information from, the TADS Data as is necessary for Network Rail to manage and monitor the Recovered Finance Leased Assets. Such information and access shall be provided to the same levels of functionality as is available to Global Crossing as at the Service Commencement Date and at no charge to Network Rail (save that Network Rail acknowledges that it shall pay its own costs of acquiring any new equipment which it requires).

Recovered Finance Lease Equipment Support & Spares

4.16	Global Crossing shall, by no later than thirty (30) Business Days after the Effective Date provide to Network Rail a complete written list of the Spares held by Global Crossing, its agents or sub-contractors (the “Spares List”). The Spares List shall contain (where known):

(A)	a full description of the items;

(B)	the manufacturer or supplier of each type of Spare;

(C)	the current location of the Spares;

(D)	the quantities of Spares held; and

(E)	the age and version number (if any) of each Spare.

4.17	The Spares shall, at the Service Commencement Date be left in the possession of TTS.

4.18	The Parties acknowledge that separate negotiations are currently underway between Network Rail and TTS in respect of the maintenance of the Recovered Finance Lease Equipment from 1st April 2005. Network Rail will address the arrangements to deal with the Additional Spares for such equipment as part of those negotiations. Any arrangement made between Network Rail and TTS will relieve Global Crossing of any obligations it may have under the Finance Lease in respect of Additional Spares. In the event that those negotiations fail to reach a conclusion satisfactory to Network Rail and TTS, as a fall-back arrangement, Network Rail will give Global Crossing two (2) months’ notice that it is invoking the provisions of this clause, in which event, on the expiry of the notice or on the Service Commencement Date whichever is the later, Global Crossing shall transfer to Network Rail all of the Additional Spares for a price to be agreed between the Parties which price shall be no greater than £1.5million plus VAT.

Support Contractors

4.19	Global Crossing shall, by no later than thirty (30) Business Days after the Effective Date, provide Network Rail with such details as to the best of its knowledge having made reasonable enquiries it has in its possession of the identity of repair agents and support contractors used by Global Crossing in respect of the Recovered Finance Lease Equipment immediately prior to the transfer of the Recovered Finance Lease Equipment to Network Rail (the “Support List”). This list shall include the following details:

(A)	names of the repair agents and support contractors; and

(B)	addresses and contact numbers of the representatives of such repair agents and support contractors.

4.20	Global Crossing shall use its reasonable endeavours acting in conjunction with Network Rail to secure for Network Rail the novation of contracts with those repair agents and support contractors identified in the Support List and nominated by Network Rail. Network Rail acknowledges that Global Crossing has no control over the repair agents and support contractors and therefore cannot ensure that novations are obtained.

4.21	Provided that Global Crossing has maintained the Finance Lease Equipment as per the terms of the Finance Lease, the Recovered Finance Lease Equipment is returned by Global Crossing to Network Rail on an “as is” basis and Network Rail acknowledges that save as referred to in this clause, it shall have no claim or dispute in relation to the nature or condition of the assets.

Transfer of documentation and knowledge transfer

4.22	Global Crossing shall not remove copies of all relevant and available documentation as is co-located with the Recovered Finance Lease Assets as may be reasonably necessary for Network Rail (or its appointed Authorised Representatives) to operate and maintain the Recovered Finance Lease Assets including, without limitation to the generality of the foregoing, all operation and configuration, manuals, books of network schematics, files and instruction documentation whether in electronic or manual file format.

4.23	Global Crossing shall in order to assist knowledge transfer to Network Rail, provide Network Rail with reasonable co-operation, information and assistance provided that this does not involve Global Crossing having to incur significant cost.

Power Distribution

4.24	The Parties acknowledge that the fees paid by Global Crossing to Network Rail in respect of electrical power will be reduced due to the recovery by Network Rail of the Recovered Finance Lease Equipment. Global Crossing agrees that the reduction made pursuant to this clause shall not exceed ****.

Earthing

4.25	Where the Recovered Finance Lease Equipment is installed alongside equipment which is still subject to the Finance Lease sharing the same earthing system, then Network Rail shall undertake responsibility for maintaining the earthing system to a standard to support Network Rail’s operational requirements. Nothing in this clause 4.25 shall require Network Rail to undertake additional work.

Block Wiring

4.26	Each Party shall make available to the other, on request, and at all times subject to there being sufficient capacity to meet such request, access to and use (subject to rights if any pre-existing as on the Service Commencement Date) of block wiring contained in railway operational buildings stations and sites which it owns for no additional service charge, although each Party shall be entitled to charge the other for moves, additions, changes or installations at the relevant Party’s then current standard hourly rates for labour.

4.27	The grant of access in clause 4.26 is on an “as is” basis (with no service levels applying) and nothing in clause 4.26 obliges the Party granting use of such capacity to install, replace, upgrade or invest in any block wiring.

4.28	Solely for the purposes of this Agreement, each Party shall have responsibility for the faulting of its own block wiring to keep it in working order as at the Service Commencement Date, provided that neither Party shall be obliged to carry out faulting to a level or extent beyond what is commercially reasonable and operationally practicable.

5.	Network Rail Responsibility and Exclusions

5.1	Network Rail shall

(A)	designate a Contract Manager to co-ordinate with Global Crossing’s Contract Manager; and

(B)	comply at all times while on Global Crossing Sites with all reasonable site rules (including, without limitation, health and safety regulations and security procedures) which Global Crossing has notified to it from time to time as well as all applicable laws and regulations.

5.2	The Parties agree that Network Rail shall be under no obligation to renew, replace or upgrade the Recovered Finance Lease Equipment.

5.3	Network Rail shall from the Service Commencement Date provide Global Crossing with a report every twenty-eight (28) days specifying such of the following information as it has:

(A)	number of faults identified in the Services;

(B)	the duration of the faults;

(C)	the location of the faults;

(D)	the service level management report; and

(E)	the service credit reconciliation report.

6.	Charges

6.1	In consideration of the provision of the Capacity being provided by Network Rail, Global Crossing shall pay to Network Rail the Charges in accordance with the payment terms set out in schedule 3.

6.2	In the event that Global Crossing terminates the provision of any of the Capacity, the Charges shall be reduced in accordance with schedule 3.

6.3	Charges set out in this Agreement are exclusive of VAT which shall be payable in addition to the Charges in accordance with regulations applicable from time to time.

6.4	Network Rail shall invoice Global Crossing every twenty-eight (28) days in arrears for all sums payable under this Agreement (including but not limited to VAT and other Taxes) in Sterling and the Charges shall be payable within thirty (30) days from receipt of invoice (the “Due Date”). Any late payment by Global Crossing of Charges shall entitle Network Rail to apply an interest charge of two percent (2%) above the base rate of Barclays Bank PLC from time to time on any outstanding sum from the Due Date until payment is received by Network Rail.

6.5	All invoices issued by Network Rail shall contain the following information:

(A)	number of each different type of circuit; and

(B)	Charge in relation to each different type of circuit.

6.6	All interest payable under this clause 6 shall be computed on a daily basis (and compounded monthly).

6.7

Global Crossing shall notify Network Rail if it disputes any item on any invoice within fourteen (14) of receipt of the relevant invoice which Network Rail shall investigate. Global Crossing must pay any undisputed items on the due date. Any disputed items subsequently found to be correct shall be paid within thirty (30) days of the resolution of the dispute. Interest shall be payable on such sums in accordance with clause 6.4 from the Due Date unless the dispute in relation to an invoice was due to the fact that Network Rail has failed to provide the information required by clause 6.5 in which case Global Crossing shall only be obliged to pay the disputed sums within thirty (30) days of the receipt of the information required by clause 6.5 (the “Revised Due Date”) and interest shall be payable in accordance with clause 6.4 from the Revised Due Date.

6.8	Subject to clause 6.7, all amounts due under or in relation to this Agreement shall be paid in full without any deduction or withholding other than as required by law and Global Crossing shall not be entitled to assert any credit, set-off or counterclaim against Global Crossing in order to justify withholding payment of any such amount in whole or in part.

6.9	In the event that either Party discovers that:

(A)	Capacity is being provided that is not listed in schedule 1 or is in addition to the number of circuits set out in schedule 1:

(1)	the Parties shall amend schedule 1 to reflect the actual Capacity being provided; and

(2)	the Charges shall be amended to reflect the Capacity being actually provided at the rates set out in schedule 3.

(B)	Capacity listed or referred to in schedule 1 in is not in fact being provided by Network Rail:

(1)	the Parties shall amend schedule 1 to reflect the actual Capacity being provided; and

(2)	the Charges shall be reduced to take into account the Capacity not being provided in accordance with schedule 3.

7.	Limitation of Liability

7.1	Nothing in this Agreement excludes or restricts either Party’s liability:

(A)	for death or personal injury resulting from that Party’s negligence or its employees’ negligence while acting in the course of their employment; or

(B)	for fraud, illegal or unlawful acts under this Agreement.

7.2	Neither Party will be liable to the other (or any person or entity claiming through or under such Party directly or indirectly) under this Agreement or otherwise for any indirect or consequential or exemplary loss or damage, loss of profit, loss of anticipated savings, loss of revenue, loss of goodwill or any special or punitive loss or damage.

7.3	Neither Party shall be liable to any other Party for any failure to comply with its obligations under this Agreement to the extent that such liability arises as a direct result of the failure by any other Party its agents or contractors to fulfil its obligations under this Agreement.

7.4

Subject to clauses 7.1, 7.2, 7.3 and 7.6 to the extent, if any, that Network Rail is liable in tort, restitution or otherwise to Global Crossing under this Agreement or in relation to the performance by Network Rail of its obligations under this Agreement Network Rail’s liability shall be limited to **** in respect of each event or series of connected events and **** in respect of all events (whether connected or unconnected) occurring in any period of twelve (12) consecutive months.

7.5	Subject to clauses 7.1, 7.2, 7.3 and 7.6 7.3 to the extent, if any, that Global Crossing is liable in tort, restitution or otherwise to Network Rail under this Agreement or in relation to the performance by Global Crossing of its obligations under this Agreement Global Crossing’s liability shall be limited to **** in respect of each event or series of connected events and **** in respect of all events (whether connected or unconnected) occurring in any period of ****. Nothing in this clause 7.5 shall limit Global Crossing’s liability to pay the Charges.

7.6	Subject to clauses 7.1, 7.2 and 7.3 to the extent, if any, that either Party is liable in contract, tort, restitution or otherwise to the other Party under this Agreement for any damage caused to tangible or real property (including third party property), the liability of the Party shall be limited to **** in respect of each event or series of connected events and **** in respect of all events (whether connected or unconnected) occurring in any period of ****.

7.7	Both Parties shall as from the Service Commencement Date retain adequate levels of insurance cover to meet the liabilities referred to in clause 7.6 subject to an excess that is commercially reasonable. The Parties shall, on request from the other Party, provide reasonable evidence of such insurance cover.

7.8	If either Party (the “Claiming Party”) has a claim against the other Party in respect of any liability in relation to the performance by it of its obligations under this Agreement and the Claiming Party also has a claim in respect of liability of the other in relation to the performance by it of its obligations under the Telecommunications Services Agreement arising from the same event or series of events then the Claiming Party may choose whether to bring its claim pursuant to this Agreement or pursuant to the Telecommunications Services Agreement but may not bring the claim under both agreements.

8.	Permits

8.1	Network Rail shall obtain such Network Rail Permits as may be required for the performance by it of any relevant obligation under this Agreement and further undertakes to maintain the same as and when required for the duration of this Agreement.

8.2	Network Rail hereby indemnifies Global Crossing in respect of a breach by Network Rail of its obligations under clause 8.1.

8.3	Global Crossing shall obtain such Global Crossing Permits as may be required for the performance by it of any relevant obligation under this Agreement and further undertakes to maintain the same as and when required for the duration of this Agreement.

8.4	Global Crossing hereby indemnifies Network Rail in respect of a breach by Global Crossing of its obligations pursuant to clause 8.3.

8.5	The Parties shall, during the term of this Agreement, cooperate fully with each other and promptly supply to the other such information and assistance which either Party may reasonably request to enable it to perform its obligations under this clause 8 to obtain and maintain Network Rail Permits and the Global Crossing Permits.

9.	Term and Termination

9.1	This Agreement takes effect on the Effective Date and shall continue for an initial period of five (5) years from the Service Commencement Date (“Initial Term”) unless and until terminated by either Party in accordance with this Agreement. The Agreement shall automatically renew at the end of the Initial Term unless and until terminated by either Party in accordance with this Agreement or by either Party giving the other not less than three (3) months notice, in writing, such notice to expire no earlier than the end of the Initial Term.

9.2	This Agreement may be terminated in accordance with clause 11.3.

9.3	This Agreement may be terminated by either Party forthwith on notice to the other Party:

(A)	if the other Party is in breach of any material representation, warranty, covenant or other obligation hereunder (including, without limitation, anticipatory breach) and such breach, if capable of remedy, has not either been remedied to the reasonable satisfaction of the non-defaulting Party or an appropriate action plan has not been agreed to between the Parties, in each case at the expiry of thirty (30) days following a written notice identifying the breach and requiring it to be remedied; or

(B)	forthwith if the other Party suffers an Event of Insolvency.

9.4	Network Rail will, on an ongoing basis, give Global Crossing such information as it has in its possession in respect of any Recovered Finance Lease Equipment over which Capacity is provided which is approaching the end of its maintainable life. If Network Rail has given Global Crossing such information, and Network Rail determines that such Recovered Finance Lease Equipment is not capable of providing the Capacity, and Network Rail ceases using the significant majority of the Capacity on the affected assets itself within a year of the date of its termination notice, then Network Rail may terminate any such Capacity on giving Global Crossing ninety (90) days written notice, such notice may not be served more than one hundred and four (104) days before Network Rail’s own, planned, documented, migration date for the system in question.

9.5	This Agreement may be terminated in accordance with clause 2.6 (A)(2).

9.6	In the event that Network Rail is entitled to terminate this Agreement in accordance with this clause 9 it may, without prejudicing its right to terminate the Agreement, terminate or suspend provision of the Capacity or any part thereof.

9.7	Global Crossing may terminate the provision of any Capacity by giving three (3) months notice at any time.

9.8	Subject to clause 2.7, Network Rail may terminate the provision of any Capacity if it has the right to suspend such Capacity under clause 2.6(B).

10.	Consequences of Termination

10.1	On termination of this Agreement and subject to the pre-existing rights of the Parties under any separate agreements, the Parties shall co-ordinate the orderly removal by Network Rail of any telecommunication apparatus of Network Rail from Global Crossing’s premises or those of a third party. Global Crossing shall bear its own costs and such reasonable costs as may be incurred by Network Rail in connection with the removal of such telecommunication apparatus.

10.2	Clauses 1, 2.4, 2.5, 4.9, 4.10, 4.11, 6, 7, 10, 13, 14, 15.1, 16, 18, 19, 23 and 27 shall continue in full force and effect notwithstanding the expiry or termination of this Agreement.

10.3	Termination of this Agreement shall not operate as a waiver of any breach by a Party of any of the provisions hereof and shall be without prejudice to any rights or remedies of either Party which may arise as a consequence of such a breach or which may have accrued hereunder up to the date of such termination.

11.	Force Majeure

11.1	Neither Party shall be liable for any delay in performing or failure to perform its obligations under this Agreement to the extent that and for so long as the delay or failure results from an unforeseeable event beyond that Party’s reasonable control including without limitation and to the extent in each case that the same were beyond that Party’s reasonable control, an act of omission of Government or regulatory agency, highway authorities, other telecommunications operators or administrations, any act of God, flood, drought, exceptionally adverse weather conditions, lightning or fire, failure or shortage of power supplies strike, lock out, trade dispute or labour disturbance, war, military operations, or riot (each an event of “Force Majeure”).

11.2	The affected Party shall use all reasonable endeavours to mitigate, and notify the other Party as soon as reasonably possible after becoming aware of the same of such event of Force Majeure and the manner and extent to which its obligations are likely to be prevented or delayed.

11.3	If any event of Force Majeure occurs, the date(s) for performance of the relevant obligation(s) affected shall be postponed for so long as is made necessary by the event of Force Majeure provided always that if the event of Force Majeure continues for an uninterrupted period of or exceeding three (3) months from the date of notification under clause 11.2, the non-affected Party shall have the right to terminate this Agreement forthwith on written notice to the affected Party.

11.4	Without limitation to the foregoing, following an event of Force Majeure, the Parties shall meet as soon as possible following the relevant Force Majeure notification and use reasonable endeavours to agree a plan to remedy or overcome any problems arising therefrom (a “Force Majeure Rectification Plan”). The Parties shall use reasonable endeavours to agree each Party’s role and responsibility within a proposed timescale for implementing the Force Majeure Rectification Plan. For the avoidance of doubt, the Parties agree that the Force Majeure Rectification Plan shall not have any effect on the affected Party’s duty to mitigate and each Party shall be liable for all its costs arising directly as a result of the effect of the event of Force Majeure.

12.	Change Control

12.1	Where either Party wishes to propose any Change, it will notify the other Party of that fact by sending a Change Request to the other Party’s Contract Manager, with a brief written proposal in relation to the relevant Change (a “Change Control Proposal”) including but not limited to:

(A)	full details of the proposed Change; and

(B)	its impact on the provision of the Capacity including any changes to this Agreement

12.2	The Party not raising the Change request will review the Change Control Proposal as soon as reasonably practicable (and in any event within thirty (30) days) after its receipt and will either accept or reject the proposed Change Control Proposal. If the Parties agree upon the proposed Change Control Proposal they will issue a Change Control Note recording the details of and authorising the Change which shall also include:

(A)	a statement of the cost to the other Party of implementation and on-going operation of the relevant Change, including any alteration of the Charges or additional Charges relating to the proposed Change; and

(B)	a timetable for the implementation, together with any proposals for testing and acceptance, of the Change Request.

12.3	Neither Party will have any obligation to commence work or make any payment in connection with any Change until the relevant Change Control Note is agreed by the Parties in writing.

13.	Confidentiality

13.1	The Receiving Party will not disclose Confidential Information to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever, provided however, that such Party may disclose the Confidential Information:

(A)	on a need-to-know basis to its professional advisers and all staff, both support and management, employed by it or any of its Affiliates, Authorised Representatives or to any potential subcontractors, maintenance providers or lenders, provided that such persons are bound by an equivalent duty of confidentiality;

(B)	in order to obtain from any government, supra-governmental, regulatory or similar body any consent, approval, licence or similar authorisation deemed necessary by any Party; and

(C)	to satisfy a requirement of, or demand by, a competent court of law or governmental or regulatory body, stock exchange or similar authority, provided that the Receiving Party shall inform the Disclosing Party of such requirement or demand as soon as possible.

13.2	The Receiving Party will not utilise, employ, exploit or in any other manner whatsoever use the Confidential Information other than for the purposes of this Agreement without the written consent of the Disclosing Party.

13.3	The Receiving Party shall protect any Confidential Information which it receives from the Disclosing Party and, in doing so, must use no less than the degree of care that the Receiving Party applies to its own proprietary or confidential information.

13.4	The obligations pursuant to this clause 13 do not apply to any Confidential Information that:

(A)	is lawfully in the possession of the Receiving Party or any of its Affiliates prior to receipt from the Disclosing Party;

(B)	is or becomes publicly known, otherwise than as a consequence of a breach of this clause;

(C)	is developed independently by the Receiving Party;

(D)	is disclosed by the Receiving Party to a third party pursuant to written authorisation from the Disclosing Party; or

(E)	is received from a third party without the Receiving Party being aware that such disclosure is in breach of any other relevant confidentiality obligation.

13.5	All Confidential Information of the Disclosing Party is acknowledged by the Receiving Party to be the property of the Disclosing Party and the disclosure of the Confidential Information does not confer any rights to that Confidential Information on the Receiving Party.

13.6	No licence to the Receiving Party under any trade secrets, patents or copyrights is granted or implied by disclosing Confidential Information to that Party.

13.7	Except as set out in this Agreement, neither Party accepts any responsibility for or makes any representations or warranties, express or implied, with respect to the accuracy or completeness of any of the Confidential Information and neither Party will be liable to any other for any loss resulting from the use of the Confidential Information.

13.8	Damages would not be an adequate remedy for any breach of this clause and the Parties shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of this clause and no proof of special damages shall be necessary for the enforcement of this clause.

14.	Publicity

Neither Party shall, without the prior approval in writing of the other Party make any release or statement to the press, radio, television or other media in any way connected with this Agreement unless and to the extent that the announcement or release is required to be made by such Party by law or by a stock exchange.

15.	Assignment and Sub-Contracting

15.1	Subject to clause 15.2, this Agreement shall be binding upon and enure for the benefit of the successors of the Parties hereto but no Party may sell, transfer, charge, encumber, grant options over or otherwise dispose of any of its obligations under this Agreement.

15.2	Network Rail may subcontract or assign any of its rights under this Agreement without the consent of Global Crossing. Network Rail may not assign or novate any of its obligations under this Agreement without the prior written consent of Global Crossing (such consent not to be unreasonably withheld), and in the case of a novation, Global Crossing with at Network Rail’s expense execute any novation agreement which gives effect to this clause.

15.3	Global Crossing shall not provide services to third parties incorporating the Capacity or parts thereof, PROVIDED however, Global Crossing may provide services incorporating the Capacity or parts thereof to third parties who are involved in or a part of the railway community provided in all events that such grant or use:

(A)	shall be expressly subject to the restrictions and prohibitions set out herein;

(B)	shall not transfer or purport to transfer to such customer any rights greater than those granted to Global Crossing; and

(C)	shall not operate by way of an assignment or novation of the rights or obligations accruing to Global Crossing hereunder nor vest in such customer rights in or under this Agreement.

16.	Rights of Third Parties

No person who is not a Party to this Agreement shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

17.	Costs

Save as expressly set out in this Agreement, each Party shall bear its own costs of, or in connection with, the preparation and execution of this Agreement.

18.	Notices

18.1	Any notice or other communication required to be given under this Agreement or in connection with the matters contemplated by it shall, except where otherwise specifically provided, be in writing in the English language and shall be addressed as provided in this clause and may be:

(A)	personally delivered, in which case it shall be deemed to have been given upon delivery at the relevant address; or

(B)	if within the United Kingdom, sent by first class pre-paid post, in which case it shall be deemed to have been given two (2) Business Days after the date of posting; or

(C)	if from or to any place outside the United Kingdom, sent by pre-paid priority airmail, in which case it shall be deemed to have been given seven (7) Business Days after the date of posting; or

(D)	sent by fax, in which case it shall be deemed to have been given when despatched, subject to confirmation of uninterrupted transmission by a transmission report provided that any notice despatched by fax after 17.00 hours (at the place where such fax is to be received) on any day shall be deemed to have been received at 09.00 hours on the next Business Day.

18.2	The addresses and other details of the Party referred to in this clause are, subject to notification of change, as below:

Network Rail:

For the attention of:

National Telecoms Contract Manager

Address:

40 Melton Street,

London, NW1 2EE

Tel Number: +44 (0)20 7557 8095

Fax Number: +44 (0)20 75579031

Global Crossing

For the attention of:

Head of Commercial Management

Address:

Chineham Gate, Crockford Lane,

Basingstoke RG 24 8NA

Tel Number:+44 (0)84 5000 1000

Fax Number:+44 (0)12 5673 2288

18.3	Each Party to this Agreement may notify the other Party of any change to its address or other details specified in clause 18.2, provided that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is the later.

19.	Cumulative Rights

The rights, power, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law, in equity under this Agreement or otherwise. No failure to exercise nor any delay in exercising any right, power, privilege, or remedy under this Agreement shall in any way impair or affect the exercise thereof or operate as a waiver thereof or in part. No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise of any other right, power, privilege or remedy.

20.	Compliance with Applicable Regulations and Violation of Law

20.1	Each Party shall comply with (and nothing in this Agreement shall be construed as requiring either Party to carry out any act, or omit to do any act, contrary to) any and all applicable laws, regulations or regulatory requirements in carrying out its obligations under this Agreement and in all matters relating hereto.

20.2	If any provision or term of this Agreement is or is held to be rendered illegal, invalid or unenforceable under any applicable law, statute or regulation such provision or term shall, insofar as it is severable from the remaining provisions or terms, be deemed omitted from this Agreement and shall not adversely affect the remaining provisions or terms. Any such illegal, invalid or unenforceable provision or term shall be considered not severable if and to the extent that its omission from this Agreement would or may materially alter or affect the commercial intent or effect of this Agreement. In such event, the Parties shall use commercially reasonable endeavours to replace any such illegal, invalid or unenforceable provision of term with provisions and terms which most closely reflect their commercial intent and effect. For the avoidance of doubt, if and to the extent required by law, the Parties’ performance of their respective obligations under this Agreement shall be deemed suspended pending such modification of this Agreement in accordance with this clause 20.

21.	Partnership

Nothing in this Agreement shall be deemed to constitute a partnership between the Parties nor shall this Agreement authorise either Party to act as agent or representative of the other or to authorise any such Party to assume or create an obligation on behalf of the other.

22.	Title

Nothing in this Agreement shall create or vest in Global Crossing any right, title or interest in the Capacity or the Network Rail Network (or any part thereof) other than the right to use the Capacity during the term of this Agreement in accordance with the terms and conditions of this Agreement.

23.	Entire Agreement

23.1	This Agreement constitutes the whole agreement between the Parties relating to its subject matter and supersedes and extinguishes any prior drafts, agreements and undertakings, whether in writing or oral, relating to such subject matter except to the extent the same are repeated in this Agreement.

23.2	Each Party acknowledges that it has not been induced to enter into this Agreement by any representation, statement, warranty, promise or assurance by the other (or any other person) save as expressly set out herein. Neither Party shall have any remedy in respect of any untrue statement made by the other upon which that Party relied in entering into this Agreement (unless such untrue statement was made fraudulently) and that Party’s only remedies shall be for breach of contract as provided in this Agreement.

24.	Variation

No variation of this Agreement shall be effective unless agreed in writing between the Parties and signed by each Party.

25.	Counterparts

This Agreement may be executed in any number of counterparts which shall together constitute one agreement. Either Party may enter into this Agreement by signing any such counterpart.

26.	Taxes and Duties

26.1	All payments made by Global Crossing under this Agreement shall be made without any deduction or withholding for or on account of any tax, duty or other charges, of whatever nature (including, without limitation, any regulatory fees, surcharges or assessments) imposed by any taxing or governmental authority (collectively, “Taxes”). If Global Crossing is or was required by law to make any deduction or withholding from any payment due to Network Rail under this Agreement, then, notwithstanding anything to the contrary contained in this Agreement, the gross amount payable by Global Crossing to Network Rail will be increased so that, after any such deduction or withholding for Taxes, the net amount received by Network Rail will not be less than Network Rail would have received had no such deduction or withholding been required. If any taxing or governmental authority asserts that Global Crossing should have made a deduction for withholding for or on account of any Taxes with respect to all or a portion of any payment made under this Agreement, Global Crossing hereby agrees to indemnify Network Rail for such Taxes and to hold Network Rail harmless on an after-tax basis from and against any Taxes, interest or penalties levied or asserted against them in connection therewith.

26.2	Global Crossing shall be responsible for and shall pay any applicable consumption, value added taxes or other national, regional or local sales, use, excise, privileged, gross receipts or other similar taxes, duties or charges imposed by any governmental authority in connection with the provision of any Capacity hereunder. Network Rail shall invoice Global Crossing for all applicable taxes and such taxes are payable by Network Rail unless Global Crossing produces to Network Rail applicable valid resale certificates or other similar execution documentation. Network Rail will be responsible for and shall pay any ratings liability based on Network Rail’s ownership interests in the Network Rail Network.

26.3	The Parties agree to cooperate with each other’s agents, including accounting firms and legal counsel, to enable each of them to determine more accurately its own liability to Taxes and to minimise such liability to the extent legally permissible.

27.	Dispute Resolution, Law and Jurisdiction

27.1	If a dispute arises out of or in connection with this Agreement (a “Dispute”) a member of the senior management of each Party or their nominated representatives of the same seniority or reasonably comparable managerial or directorial responsibility who are authorised to settle the Dispute shall, within seven (7) Business Days from the date of written reference, meet in good faith and use all reasonable endeavours to resolve the Dispute.

27.2	Confidentiality

All negotiations connected with the Dispute shall be conducted in strict confidence and without prejudice to the rights of the Parties in any proceedings.

27.3	Initiation of Legal Proceedings / Exercise of Termination Rights

In respect of a Dispute, neither of the Parties may initiate any legal action, or exercise any right to terminate this Agreement, until the meetings referred to in clause 27.1 have been completed or such meetings have not been held because management of the Party in default has failed to attend the relevant meeting at the agreed time (unless such Party has reasonable cause to do so to avoid damage to its business or to protect or preserve any right of action it may have) after which, as appropriate, either Party may initiate legal proceedings.

27.4	Injunctive Relief

Nothing in this clause 27 shall prevent either Party seeking emergency injunctive relief or specific performance against another at any time.

27.5	Governing Law

This Agreement shall be governed by and construed in all respects in accordance with the laws of England and Wales.

27.6	Jurisdiction

In relation to any legal action or proceedings to enforce this Agreement or arising out of or in connection with this Agreement (“Proceedings”) each of the Parties irrevocably submits to the exclusive jurisdiction of the English courts and waives any objection to proceedings in such courts on the ground of venue or on the grounds that the Proceedings have been brought in an inappropriate forum.

SCHEDULE 1: Description Of Purchased Capacity

Transmission Circuits:

The Parties agree that the quantity of Transmission Circuits requires further review by both Parties to ensure accuracy. The Parties therefore agree that they shall jointly review the quantity of Transmission Circuits and include the accurate figures into this schedule 1 by 1st March 2005. If the Parties find that the review has lead to the quantity of the Transmission Circuits having increased or decreased, then the Parties shall then modify the Charges in accordance with clause 6.9. In the event that the Parties are unable to reach agreement as to the quantity to be included in this schedule 1, Global Crossing’s decision on the quantity shall be binding and Network Rail is hereby authorised to cease providing Transmission Circuits which are in fact being provided in addition to those included in Global Crossing’s binding decision upon fourteen (14) days prior notice of which Transmission Circuits are so affected. In the absence of agreement or any decision from Global Crossing the Charges set out in schedule 3 shall apply.

Capacity on copper assets:

Such capacity on copper assets as is installed and being used by Global Crossing (for itself and its customers and subcontractors) as at the Service Commencement Date.

For the purposes only of setting the level of Charges as at the Service Commencement Date, such use is assumed to be the number of circuits set out in Schedule 3.

SCHEDULE 2: Network Rail Sites and Global Crossing Sites

1.	Network Rail Sites:

Any site occupied by Network Rail in which is located Network Rail equipment to which Global Crossing needs to connect the Global Crossing Network in order to use the Capacity.

2.	Global Crossing Sites:

Any site occupied by Global Crossing in which is located Network Rail equipment to which Global Crossing needs to connect the Global Crossing Network in order to use the Capacity.

3.	Demarcation Points:

The Demarcation Points in any Network Rail Site or any Global Crossing Site will be the distribution frame adjacent to Network Rail equipment.

SCHEDULE 3: ****

SCHEDULE 4: ****

SCHEDULE 4: CONTINUED ****

SCHEDULE 5: NETWORK MANAGEMENT SYSTEMS & TADS DATA:

PART 1

The Nokia network management equipment linked to the Recovered Finance Lease Equipment at the following sites:

Tweedmouth

Alnmouth

Morpeth

Tyne No1

Tyne No2

Leeds

Sandhills (Liverpool)

Birmingham

Norton Folgate

Newcastle

The DIT alarm system remote terminals at the following sites connected to the equipment set out above

Bletchley	Severn Tunnel Jcn	Blisworth
Watford	Bristol	Birmingham Internatinal
Coventry	Plymouth	Chester
Nuneaton	Exeter	Crewe Mercury Hse
Willesden	Swindon	Leamington
Rugby	Westbury	Crewe Rail House
Lichfield	Truro	Shrewsbury
Tamworth	Taunton	Norton Folgate
Euston	West Hampstead	Barking
Norwich	Bedford No 1
Newcastle IECC	Kettering	Stoke
Tweedmouth	Bedford No 2	Kings Cross
Morpeth	Hornsey	Stafford
Alnmouth	Hertford	Tring
York IECC	Welwyn	Northampton No1
York K2	Peterborough	St Albans
Derby	St Neots	Burton on trent
Nottingham	Hitchin	Loughborough
Leicester	Leeds No 1	Wellingborough
Trent	Sheffield	Woking TE
East Langton	Leeds No 2	Guildford
Marylebone	Bridgend	Liss
Northwick Park	Port Talbot	Waterloo
Litle Missenden	Swansea	Woking SB
Aylesbury	Cardiff	Ashford T1
Bicester	Newport	Orpington
Princes Risborough	Wakefield	Beckenham
High Wycombe	Doncaster	Wimbledon
West Ruislip	Birmingham Stan Hse	Lewisham
Grantham	Wolverhampton	Brighton CED
Retford	Luton	Fratton

Southampton	Lancaster	Rayleigh
Croydon	Llandudno	Hockley
Three Bridges	Sandhills	Southend Victoria
Victoria	Warrington	Hackney downs
Brockenhurst	Wigan	Seven Sisters
Bournmouth	Preston	Broxbourne
Weymouth	Penrith	Ely
Salisbury	Liverpool Lime St	March
Eastleigh Works	Oxenholme
Eastleigh	Perth	Ingastone
Basingstoke	Inverness	Chelmsford
Cambridge	Aberdeen	Hatfield Peveral
Stansted Airport	Dundee Signal Box	Witham
	Edinburgh Exchange	Kelvedon
Glasgow Queen St	Inverkeithing	Marks Tey
Yoker	Paddington	Colchester No 1
Paisley	Reading	Ipswich
Glasgow Central	Liverpool St IECC	Southminster
Motherwell	Stratford	Tilbury Town
Carlisle	Ilford	Southend Central
Falkirk	Romford	Colchester No 2
Manchester	Harold Wood	Alresford
Barrow	Shenfield	Thorpe-Le-Soken
Workington	Billericay	Clacton on Sea
Stockport	Wickford

The X.25 equipment system remote terminals at the following sites connected to the Nokia equipment set out above

Glasgow Queen Street	Sunderland TE	Nottingham Furlong Hse
Perth TE	Morpeth TE	Euston
Dundee TE	Alnmouth TE	Willesden
Edinburgh Waverley TE	Tweedmouth TE	Watford
Aberdeen TE	Hull TE	Rugby PSB
Inverness TE	York IECC	Severn Tunnel
Shettleston	Manchester TE	Northampton
Paisley TE	Liverpool TE	Coventry
Glasgow Central	Preston TE	Bridgend
Motherwell	Penrith TE	Port Talbot
Fort William	Carlisle TE	Swansea
Yoker	Workington TE	Bletchley
Inverkeithing	Barrow TE	Meridian House
Kilmarnock	Appleby TE	Doncaster Denison Hse
Irvine	Wigan TE	Crewe Rail Hse NMC
Ayr	Warrington TE	Leeds
Falkirk TE	Liverpool Sandhill	Doncaster
York TE	Lancaster TE	Sheffield
York Test Bed	Manchester Victoria	Birmingham International
Darlington TE	Mercury Hse NTN	Kings Cross T.E.
Newcastle TAN	Stanier House Room 10	Leamington Spa
Newcastle TE	Nottingham Furlong Hse	Knottingley
Middlesborough TE	Derby	Worksop

Retford	Stoke	Plymouth T.E.
Grantham	Stafford	Southampton T.E.
St Neots	Lichfield	Eastleigh
Hitchin	Tamworth	Three Bridges S.C. Telecomms Room
Welwyn Garden City	Pontypridd	Ashford IECC
Hertford North	Newport	Victoria T.E.
Hornsey	Cardiff	Barking
Blisworth	Llanelli	Colchester
Trent	Carmarthen	Ipswich
Kettering	Crewe Connect Hse	Norwich TE
Wellingborough	Spare	Wimbledon S.C.
Bedford	Peterborough	Beckenham T.E.
Luton	Leicester	Swindon TE
West Hampstead	Crewe Mercury Hse	London Liverpool St
Wakefield	Crewe Connect Hse	Basingstoke TE
Wolverhampton	Doncaster Denison Hse	Guildford TE
Shrewsbury	Waterloo T.E.	Woking T.E.
Crewe Rail Hse	Paddington (Royal Oak) T.E.	Romford
Crewe Mercury House	Croydon T.E.	Cambridge TE
Chester	Reading Exchange
Llandudno	Bristol T.E.

The Parties note that, if in fact a network management system asset is in situ at the Service Commencement Date, but has been left off the list above, Global Crossing will provide it to Network Rail as part of the Network Management System in accordance with clauses 4.2 to 4.6. This paragraph does not include any reference to PCs in Crewe.

PART 2

TADS Data: Comma separated data items of the data known as “TADS” to be delivered on CD-ROM.

SCHEDULE 6: Change Control Note

CHANGE CONTROL NOTE

1. Agreement Number	[Number], dated [day/month/year]

2. Change Control Note Number	XXX issue XX dated day Month, year

3. Origin and Reason for Change

3.1

4. Description of Change

4.1

5. Impact on Charges.

5.1

6. Impact on Service.

6.1

7. Impact on Agreement.

7.1

8. Effective Date of Change.	On, or before day Month year

9. Remarks.

9.1.	This CCN [ ] issue [ ] is deemed by the Parties as an instruction to proceed with the implementation of the changes as described above under the terms and conditions of the Agreement.

For and on behalf of GLOBAL CROSSING (UK) TELECOMMUNICATIONS LIMITED	For and on behalf of NETWORK RAIL INFRASTRUCTURE LIMITED

Signature	Signature

Date:	Date:

SCHEDULE 7: RECOVERED FINANCE LEASE EQUIPMENT LIST

(See next page)

AS WITNESS the hands of the duly authorised representatives of the Parties the day and year first above written.

EXECUTED for and on behalf of NETWORK RAIL INFRASTRUCTURE LIMITED

Name

Position

EXECUTED for and on behalf of GLOBAL CROSSING (UK) TELECOMMUNICATIONS LIMITED

Name

Position

Distribution Equipment

FASCIA NUMBER	D.E.S.	DESCRIPTION	MAJOR CATEGORY	SUB CATEGORY	TERM
AB212LA25146000A	31-Mar-85	GRANTHAM EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 128	10
AB212LA25146300A	31-Mar-84	HERTFORD NORTH RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 56	10
AB212LA25146400A	31-Mar-85	HITCHIN EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 152	10
AB212LA25146500A	31-Mar-84	HORNSEY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 350	10
AB212LA25146700A	31-Mar-83	KINGS CROSS	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1120	10
AB212LA25147400A	31-Mar-85	PENTONVILLE ROAD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 350	10
AB212LA25147500A	31-Mar-85	PETERBOROUGH SB EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 500	10
AB212LA25148000A	31-Mar-85	ST NEOTS EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB212LA25148100A	31-Mar-84	LANGLEY HOUSE (NR STEVENAGE)	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 112	10
AB212LA25148400A	31-Mar-84	WELWYN GARDEN CITY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 104	10
AB212LA25376300A	31-Mar-90	SOUTHGATE HOUSE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB212LA25513400A	31-Mar-89	HERTFORD HOUSE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 208	10
AB212LA25513900A	31-Mar-89	ANGEL II TELECOMMS EQUIPMENT ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 208	10
AB213LA25137200A	31-Mar-82	BOURNEMOUTH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB213LA25137500A	31-Mar-85	BROCKENHURST EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB213LA25139000A	31-Mar-85	EASTLEIGH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 410	10
AB213LA25139200A	31-Mar-85	FELTHAM EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB213LA25139400A	31-Mar-71	GUILDFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB213LA25140500A	31-Mar-85	FRATTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 252	10
AB213LA25140700A	31-Mar-85	RYDE IOW EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 64	10
AB213LA25140800A	31-Mar-85	SALISBURY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB213LA25140900A	31-Mar-85	SOUTHAMPTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 450	10
AB213LA25141800A	31-Mar-81	WATERLOO EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 2044	10
AB213LA25141900A	31-Mar-82	WEYMOUTH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 164	10
AB213LA25142100A	31-Mar-84	WIMBLEDON ONLE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 528	10
AB213LA25142200A	31-Mar-76	WOKING EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB214LA25151100A	31-Mar-81	PADDINGTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 32	10
AB214LA25151600A	31-Mar-83	READING EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 920	10
AB214LA25152700A	31-Mar-82	SLOUGH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 152	10
AB214LA25152800A	31-Mar-82	SOUTHALL EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 120	10
AB214LA25153800A	31-Mar-74	WORCESTER EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB214LA25148700A	31-Mar-85	AYLESBURY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 90	10
AB214LA25148800A	31-Mar-79	BANBURY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB214LA25149800A	31-Mar-83	DIDCOT EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 112	10
AB214LA25149900A	31-Mar-75	EVESHAM EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB214LA25150100A	31-Mar-71	GLOUCESTER EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 300	10
AB214LA25150300A	31-Mar-85	HIGH WYCOMBE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 75	10
AB214LA25150500A	31-Mar-85	MARYLEBONE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 312	10
AB214LA25150600A	31-Mar-83	NEWBURY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 74	10
AB214LA25150900A	31-Mar-83	OXFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 112	10

AB214LA25151000A	31-Mar-81	PADDINGTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 2088	10
AB225LA25139900A	31-Mar-83	LEWES EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 112	10
AB225LA25140300A	31-Mar-84	OXTED STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB225LA25141200A	31-Mar-85	STREATHAM COMMON	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 152	10
AB225LA25141300A	31-Mar-85	SUTTON STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB225LA25141500A	31-Mar-78	THREE BRIDGES SIGNALLING CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB225LA25141700A	31-Mar-81	VICTORIA	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 592	10
AB225LA25142300A	31-Mar-83	WEST WORTHING STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 144	10
AB225LA25507600A	31-Mar-91	CROYDON ‘A’	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 600	10
AB217LA25500600A	31-Mar-91	WORKSOP	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 208	10
AB225LA25137800A	31-Mar-83	CHICHESTER STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 192	10
AB217LA25145600A	31-Mar-70	BRADFORD INTERCHANGE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB217LA25145800A	31-Mar-90	DONCASTER EC (SB)	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1032	10
AB217LA25145900A	31-Mar-84	DONCASTER NSC EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 600	10
AB217LA25146100A	31-Mar-77	GRIMSBY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB217LA25146200A	31-Mar-72	HEALEY MILLS EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB217LA25146900A	31-Mar-83	LEEDS EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 600	10
AB217LA25147100A	31-Mar-70	LINCOLN EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB217LA25147600A	31-Mar-85	RETFORD TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 96	10
AB217LA25147900A	31-Mar-74	SKIPTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB217LA25148300A	31-Mar-83	WAKEFIELD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB225LA25139500A	31-Mar-79	HAYWARDS HEATH RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 84	10
AB225LA25000145A	31-Mar-94	DISTRIBUTION CABLES		NORTH POLE DEPOT	10
AB225LA25137900A	31-Mar-83	VICTORIA SIGNALLING CENTRE (CLAPHAM JNC)	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 256	10
AB225LA25138000A	31-Mar-82	CROYDON TELECOMMS CENTRE LANDSDOWN ROAD	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 672	10
AB225LA25138100A	31-Mar-82	CROYDON NETWORK TECHNICAL CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 912	10
AB225LA25138300A	31-Mar-83	DORKING STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 64	10
AB225LA25138700A	31-Mar-85	EARLSWOOD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB225LA25138800A	31-Mar-83	EASTBOURNE STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 96	10
AB225LA25137300A	31-Mar-83	BRIGHTON RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 448	10
AB225LA25139800A	31-Mar-83	HORSHAM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 116	10
AB233LA25149700A	31-Mar-85	CHIPPENHAM RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 70	10
AB233LA25150000A	31-Mar-71	EXETER EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 300	10
AB233LA25150800A	31-Mar-71	NEWTON ABBOT EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB231LA25144300A	31-Mar-84	NORWICH GROSVENOR HOUSE EQUIPMENT ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 300	10
AB231LA25436100A	31-Mar-90	MARCH STATION EQUIPMENT ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB231LA25436600A	31-Mar-88	NORWICH EXCHANGE CLARENCE ROAD	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 400	10
AB229LA25143400A	31-Mar-84	BARKING RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 300	10
AB229LA25144800A	31-Mar-90	SOUTHEND EAST	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 280	10
AB229LA25145100A	31-Mar-90	TILBURY TOWN EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 148	10
AB233LA25153700A	31-Mar-85	WESTON SUPER MARE RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 96	10
AB233LA25199600A	31-Mar-85	STOKE GIFFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10

AB233LA25149000A	31-Mar-85	BATH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 70	10
AB233LA25149200A	31-Mar-73	BRIDGEWATER EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB233LA25149400A	31-Mar-85	BRISTOL EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 832	10
AB233LA25153400A	31-Mar-80	TORQUAY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 25	10
AB233LA25153600A	31-Mar-79	WESTBURY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 288	10
AB233LA25153200A	31-Mar-79	SWINDON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1000	10
AB237LA25139100A	31-Mar-85	FAVERSHAM EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB237LA25139600A	31-Mar-81	HASTINGS	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB237LA25139700A	31-Mar-78	HITHER GREEN EXIT	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 144	10
AB237LA25140000A	31-Mar-76	MAIDSTONE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB237LA25140100A	31-Mar-85	MARGATE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB237LA25140200A	31-Mar-83	ORPINGTON	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 240	10
AB237LA25140400A	31-Mar-81	PADDOCK WOOD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB237LA25141400A	31-Mar-76	SWANLEY	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB237LA25141600A	31-Mar-81	TONBRIDGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 304	10
AB237LA25507700A	31-Mar-91	FRIARS BRIDGE COURT (NR WATERLOO)	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 2000	10
AB237LA25000123A	01-Jan-90	DISTRIBUTION CABLES		EASTLEIGH BRML	10
AB237LA25136900A	31-Mar-81	ASHFORD	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 600	10
AB237LA25137100A	31-Mar-83	BECKENHAM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB238LA25011100A	31-Mar-78	ALLERTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB238LA25011200A	31-Mar-90	APPLEBY	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 130	10
AB238LA25011500A	31-Mar-81	BARROW EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 120	10
AB238LA25012400A	31-Mar-80	BUXTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 56	10
AB238LA25014100A	31-Mar-85	MANCHESTER RAIL HOUSE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1700	10
AB238LA25014600A	31-Mar-76	PENRITH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB237LA25000070A	31-Mar-94	DISTRIBUTION CABLES		DOLLANDS MOOR	10
AB237LA25137700A	31-Mar-83	CHATHAM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 304	10
AB238LA25015000A	31-Mar-78	RUNCORN EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 48	10
AB237LA25137600A	31-Mar-85	CANTERBURY	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 152	10
AB238LA25016700A	31-Mar-81	WORKINGTON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB238LA25015400A	31-Mar-85	STOCKPORT EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB241LA25148900A	31-Mar-81	BARRY TOWN SIGNAL BOX	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB241LA25149100A	31-Mar-84	BRIDGEND RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB241LA25149500A	31-Mar-84	CARMARTHEN EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 68	10
AB241LA25150200A	31-Mar-90	HEREFORD STATION PLAT 1 GROUND FLOOR	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB241LA25150400A	31-Mar-84	LLANELLI RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 90	10
AB241LA25150700A	31-Mar-85	NEWPORT STATION EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 350	10
AB241LA25151400A	31-Mar-83	PONTYPRIDD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB241LA25151500A	31-Mar-84	PORT TALBOT PANEL SIGNAL BOX	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB241LA25152600A	31-Mar-85	SEVERN TUNNEL JCN RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 120	10
AB241LA25153000A	31-Mar-77	SUDBROOK PUMPING STATION OFFICE BUILDING	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 30	10
AB241LA25153100A	31-Mar-84	SWANSEA HIGH STREET EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 300	10

AB244LA25100200A	31-Mar-83	DUNDEE SIGNALLING CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB244LA25100300A	31-Mar-83	PERTH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 256	10
AB244LA25101000A	31-Mar-83	INVERNESS SIGNALLING CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB244LA25101100A	31-Mar-83	ABERDEEN SIGNALLING CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB242LA25101700A	31-Mar-91	INVERKEITHING EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 170	10
AB243LA25101300A	31-Mar-82	IRVINE RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB243LA25100600A	31-Mar-83	PAISLEY SIGNAL CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 112	10
AB244LA25100100A	31-Mar-83	FORT WILLIAM EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 60	10
AB243LA25101200A	31-Mar-82	KILMARNOCK RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB242LA25100700A	31-Mar-81	GLASGOW QUEEN STREET TELECOMMS CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 2000	10
AB243LA25101400A	31-Mar-82	NEWTON ON AYR RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB243LA25101500A	31-Mar-83	MOTHERWELL SIGNAL CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 350	10
AB242LA25100400A	31-Mar-80	FALKIRK GRAHAMSTON STATION	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB243LA25100900A	31-Mar-81	GLASGOW CENTRAL SIGNAL CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 500	10
AB242LA25100800A	31-Mar-84	EDINBURGH WAVERLEY EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 800	10
AB242LA25101600A	31-Mar-82	YOKER EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB259LA25443700A	31-Mar-80	INGATESTONE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 25	10
AB259LA25444400A	31-Mar-88	CHELMSFORD PORTAKABIN	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 25	10
AB259LA25501900A	31-Mar-91	EUSTON NETWORK HOUSE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 512	10
AB259LA25143800A	31-Mar-85	ILFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 208	10
AB259LA25144000A	31-Mar-83	IPSWICH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 304	10
AB259LA25144100A	31-Mar-82	LIVERPOOL ST NF CONTROL EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 120	10
AB259LA25144200A	31-Mar-83	LIVERPOOL ST NF EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 352	10
AB258LA25011700A	31-Mar-80	BIRMINGHAM STANIER HOUSE TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1900	10
AB258LA25011800A	31-Mar-80	BIRMINGHAM STANIER HOUSE TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB258LA25012700A	31-Mar-84	COVENTRY STATION TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB248LA25143000A	31-Mar-83	BROXBOURNE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB248LA25143100A	31-Mar-84	CAMBRIDGE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 550	10
AB248LA25144600A	31-Mar-84	SEVEN SISTERS EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 280	10
AB248LA25144900A	31-Mar-85	STANSTED EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB248LA25500100A	31-Mar-89	ELY EQUIPMENT ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB258LA25501400A	31-Mar-91	BIRMINGHAM MERIDIAN	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 390	10
AB259LA25143200A	31-Mar-83	COLCHESTER EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 320	10
AB259LA25143500A	31-Mar-84	LIVERPOOL ST HH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 368	10
AB259LA25143600A	31-Mar-83	HAMILTON HOUSE LONDON PROPERTY BOARD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 160	10
AB259LA25145400A	31-Mar-85	WICKFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 96	10
AB259LA25145500A	31-Mar-85	WITHAM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 120	10
AB259LA25199300A	31-Mar-80	THE GROVE EXCHANGE (WATFORD)	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 56	10
AB259LA25441500A	31-Mar-80	STRATFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1	10
AB259LA25144400A	31-Mar-81	PARKESTON QUAY	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB259LA25144500A	31-Mar-85	ROMFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 150	10
AB259LA25144700A	31-Mar-84	SHENFIELD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10

Pgae 5 of 16

AB259LA25145000A	31-Mar-85	STRATFORD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 660	10
AB259LA25012100A	31-Mar-81	BT POLICE HQ	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 104	10
AB259LA25013100A	31-Mar-81	EUSTON SB TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1792	10
AB259LA25013200A	31-Mar-81	EUSTON SB TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 16	10
AB259LA25016000A	31-Mar-81	WATFORD SB TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 600	10
AB259LA25441800A	31-Mar-80	STRATFORD OLD MDF ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1	10
AB259LA25441900A	31-Mar-80	STRATFORD OLD EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1	10
AB259LA25442300A	31-Mar-80	STRATFORD PORTAKABIN	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1	10
AB259LA25000112A	31-Mar-94	DISTRIBUTION CABLING	BT POLICE HQ	TAVISTOCK PLACE	10
AB259LA25016400A	31-Mar-80	WILLESDEN EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 300	10
AB259LA25016600A	31-Mar-82	WOLVERTON BRML EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10
AB258LA25013500A	31-Mar-80	LEAMINGTON SPA STATION TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 64	10
AB258LA25014900A	31-Mar-85	RUGBY SB TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB258LA25015600A	31-Mar-80	STOURBRIDGE JUNCTION STATION TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 48	10
AB259LA25000109A	31-Mar-94	DISTRIBUTION CABLING	(BRPB)	355 EUSTON ROAD	10
AB268LA25012800A	31-Mar-84	CREWE MERCURY HOUSE TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1500	10
AB268LA25013700A	31-Mar-85	LICHFIELD TRENT VALLEY RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB268LA25013900A	31-Mar-76	LLANDUDNO JUNCTION EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 88	10
AB268LA25014500A	31-Mar-85	NUNEATON EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB268LA25014800A	31-Mar-76	RHYL TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 64	10
AB268LA25015700A	31-Mar-85	TAMWORTH STATION RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB268LA25198800A	31-Mar-76	HOLYHEAD RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 128	10
AB268LA25199000A	31-Mar-83	MACHYNLLETH RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 14	10
AB268LA25413700A	31-Mar-91	STAFFORD STSTION TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB268LA25413900A	31-Mar-75	NORTHWICH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB268LA25011400A	31-Mar-81	BANGOR TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 64	10
AB268LA25012600A	31-Mar-70	CHESTER STATION BUILDINGS TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB275LA25500500A	31-Mar-91	TWEEDMOUTH	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 48	10
AB275LA25000092A	31-Mar-94	DISTRIBUTION CABLING		KNOTTINGLY EXCHANGE	10
AB275LA25000093A	31-Mar-94	DISTRIBUTION CABLING		MIDDLESBOROUGH EXCHANGE	10
AB275LA25000094A	31-Mar-94	DISTRIBUTION CABLING		SUNDERLAND	10
AB275LA25086200A	31-Mar-85	YORK ‘A’ EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1200	10
AB275LA25086400A	31-Mar-90	DARLINGTON TELECOMMS CENTRE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 400	10
AB269LA25000073A	31-Mar-94	DISTRIBUTION CABLING	MIDLAND HOUSE	DERBY	10
AB269LA25011600A	31-Mar-76	BEDFORD STATION TELECOMMS EQUIP ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 120	10
AB269LA25012300A	31-Mar-82	BURTON TELECOMMS EQUIPMENT ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 96	10
AB269LA25012900A	31-Mar-82	DERBY STATION MAIN TELECOMMS EQUIP ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 2000	10
AB269LA25013000A	31-Mar-83	DERBY RAILWAY ENGINEERING SCHOOL EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB269LA25013300A	31-Mar-77	KETTERING TELECOMMS EQUIP ROOM PLAT 1	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 56	10
AB269LA25013600A	31-Mar-82	LEICESTER SB TELECOMMS EQUIPMENT ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 400	10
AB269LA25014000A	31-Mar-75	LUTON EXCHANGE/RELAY ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 100	10
AB275LA25087300A	31-Mar-85	YORK ‘B’ EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 1200	10

AB269LA25016100A	31-Mar-77	WELLINGBOROUGH STATION PLAT 2 TELECOMMS ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 56	10
AB269LA25016200A	31-Mar-76	WEST HAMPSTEAD SB TELECOMMS EQUIP ROOM	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB269LA25411100A	31-Mar-90	NOTTINGHAM JOHN PEYTON HOUSE TNC	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB275LA25500300A	31-Mar-91	ALNMOUTH	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 48	10
AB275LA25086600A	31-Mar-85	NEWCASTLE EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 704	10
AB275LA25417400A	31-Mar-90	TWEEDMOUTH EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB275LA25417300A	31-Mar-90	MORPETH	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 50	10
AB275LA25198500A	31-Mar-85	YORK CONTROL EXCHANGE	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 200	10
AB275LA25500400A	31-Mar-91	MORPETH	BRT - DISTRIBUTION CABLES.DISTRIBUTION CABLES	UNIT = EXTENSION .NO OF UNITS = 80	10

ASSET NO	FASCIA NUMBER	D.E.S.	DESCRIPTION	MAJOR CATEGORY	SUB CATEGORY		TERM
LNF0001	AB233LA25000135A	01-APR-94	CASTLE CAREY - YEOVIL	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	19	1
LNF0002	AB243LA25393200A	01-APR-94	BARASSIE TO KILMARNOCK	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	16	2
LNF0003	AB238LA25394500A	01-APR-94	BLACKPOOL TO PRESTON	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	27	2
LNF0004	AB238LA25394000A	01-APR-94	CARLISLE TO CREWE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	226	2
LNF0005	AB268LA25393500A	01-APR-94	CHESTER TO CREWE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	34	2
LNF0006	AB268LA25394200A	01-APR-94	CREWE TO DERBY	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	81	2
LNF0007	AB268LA25394100A	01-APR-94	CREWE TO EUSTON	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	253	2
LNF0008	AB268LA25395400A	01-APR-94	CREWE TO MANCHESTER	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	50	2
LNF0009	AB275LA25393700A	01-APR-94	DARLINGTON TO MIDDLESBROUGH	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	24	2
LNF0010	AB217LA25395100A	01-APR-94	DONCASTER TO IMMINGHAM	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	78	2
LNF0011	AB217LA25395300A	01-APR-94	DONCASTER TO LEEDS	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	48	2
LNF0012	AB217LA25394900A	01-APR-94	DONCASTER TO LINCOLN	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	59	2
LNF0013	AB243LA25396000A	01-APR-94	DUMFRIES TO CARLISLE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	53	2
LNF0014	AB244LA25392001A	01-APR-94	DUNDEE TO ABERDEEN	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	114	2
LNF0015	AB244LA25392500A	01-APR-94	DUNDEE TO EDINBURGH	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	95	2
LNF0016	AB242LA25392800A	01-APR-94	GLASGOW TO BUSBY	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	7	2
LNF0017	AB242LA25392701A	01-APR-94	GLASGOW TO DUMBARTON	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	24	2
LNF0018	AB242LA25392601A	01-APR-94	GLASGOW TO EDINBURGH (SHOTTS)	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	76	2
LNF0019	AB242LA25392900A	01-APR-94	GLASGOW TO GOUROCK	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	42	2
LNF0020	AB243LA25393000A	01-APR-94	GOUROCK TO PAISLEY (ST JAMES)	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	29	2
LNF0021	AB268LA25393401A	01-APR-94	HOLYHEAD TO CHESTER	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	135	2
LNF0022	AB275LA25395200A	01-APR-94	HULL TO SELBY	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	50	2
LNF0023	AB244LA25392101A	01-APR-94	INVERNESS TO DINGWALL	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	30	2
LNF0024	AB244LA25391800A	01-APR-94	INVERNESS TO PERTH	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	189	2
LNF0025	AB217LA25395001A	01-APR-94	LINCOLN TO GRIMSBY	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	70	2
LNF0026	AB238LA25394300A	01-APR-94	LIVERPOOL TO CREWE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	57	2
LNF0027	AB238LA25394400A	01-APR-94	LIVERPOOL TO PRESTON	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	43	2
LNF0028	AB238LA25394600A	01-APR-94	LIVERPOOL TO SOUTHPORT	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	30	2
LNF0029	AB238LA25395901A	01-APR-94	MANCHESTER TO BOLTON	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	15	2
LNF0030	AB238LA25395700A	01-APR-94	MANCHESTER TO ROCHDALE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	20	2
LNF0031	AB244LA25392201A	01-APR-94	NAIRN TO INVERNESS	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	24	2
LNF0032	AB217LA25394801A	01-APR-94	NEWARK TO LINCOLN	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	26	2
LNF0033	AB275LA25393600A	01-APR-94	NEWCASTLE TO CARLISLE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	99	2
LNF0034	AB243LA25393301A	01-APR-94	NEWTON ON AYR TO GIRVAN	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	34	2
LNF0035	AB243LA25393101A	01-APR-94	PAISLEY (ST JAMES) TO NEWTON ON AYR	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	53	2
LNF0036	AB244LA25391901A	01-APR-94	PERTH TO DUNDEE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	33	2
LNF0037	AB244LA25392300A	01-APR-94	PERTH TO GLASGOW	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	100	2

LNF0038	AB244LA25392400A	01-APR-94	PERTH TO LADYBANK	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	15	2
LNF0039	AB212LA25395600A	01-APR-94	PETERBOROUGH TO CAMBRIDGE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	72	2
LNF0040	AB238LA25394700A	01-APR-94	SOUTHPORT TO WIGAN	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	28	2
LNF0041	AB238LA25395501A	01-APR-94	WILMSLOW TO MANCHESTER	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	18	2
LNF0042	AB275LA25393901A	01-APR-94	YORK TO HARROGATE	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	33	2
LNF0043	AB275LA25393801A	01-APR-94	YORK TO SCARBOROUGH	NON-FIBRE CABLE	LONG DISTANCE COPPER CABLE (A END)	67	2
LNF0044	AB258LA25389900A	01-APR-94	BIRMINGHAM TO BRISTOL	NON-FIBRE CABLE	COAXIAL CABLE (A END)	143	5
LNF0045	AB233LA25389700A	01-APR-94	BRISTOL TO CARDIFF	NON-FIBRE CABLE	COAXIAL CABLE (A END)	61	5
LNF0046	AB233LA25389500A	01-APR-94	BRISTOL TO EXETER	NON-FIBRE CABLE	COAXIAL CABLE (A END)	121	5
LNF0047	AB238LA25391500A	01-APR-94	CARLISLE TO GLASGOW	NON-FIBRE CABLE	COAXIAL CABLE (A END)	133	5
LNF0048	AB269LA25391100A	01-APR-94	DERBY TO NOTTINGHAM	NON-FIBRE CABLE	COAXIAL CABLE (A END)	26	5
LNF0049	AB217LA25391200A	01-APR-94	DONCASTER TO DERBY	NON-FIBRE CABLE	COAXIAL CABLE (A END)	78	5
LNF0050	AB233LA25389600A	01-APR-94	EXETER TO PLYMOUTH	NON-FIBRE CABLE	COAXIAL CABLE (A END)	83	5
LNF0051	AB212LA25391300A	01-APR-94	GRANTHAM TO NOTTINGHAM	NON-FIBRE CABLE	COAXIAL CABLE (A END)	36	5
LNF0052	AB217LA25391400A	01-APR-94	LEEDS TO PRESTON	NON-FIBRE CABLE	COAXIAL CABLE (A END)	101	5
LNF0053	AB259LA25408300A	01-APR-94	LIVERPOOL ST NF TO YORK	NON-FIBRE CABLE	COAXIAL CABLE (A END)	311	5
LNF0054	AB275LA25408400A	01-APR-94	NEWCASTLE TO EDINBURGH	NON-FIBRE CABLE	COAXIAL CABLE (A END)	177	5
LNF0055	AB214LA25390000A	01-APR-94	PADDINGTON TO BRISTOL	NON-FIBRE CABLE	COAXIAL CABLE (A END)	188	5
LNF0056	AB269LA25390101A	01-APR-94	ST PANCRAS TO BEDFORD STN	NON-FIBRE CABLE	COAXIAL CABLE (A END)	80	5
LNF0057	AB237LA25391001A	01-APR-94	TONBRIDGE TO ASHFORD	NON-FIBRE CABLE	COAXIAL CABLE (A END)	95	5
LNF0058	AB225LA25390701A	01-APR-94	VICTORIA TO BRIGHTON	NON-FIBRE CABLE	COAXIAL CABLE (A END)	82	5
LNF0059	AB275LA25431300A	01-APR-94	YORK TO LEEDS	NON-FIBRE CABLE	COAXIAL CABLE (A END)	40	5
LNF0060	AB233LA25000142A	01-APR-94	NEWTON ABBOT - TOTNES NO.2			14	6
LNF0061	AB233LA25000139A	01-APR-94	EXETER - TIVERTON JUNCTION NO.2			25	6
LNF0062	AB233LA25000138A	01-APR-94	EXETER - TIVERTON JUNCTION NO.1			25	6
LNF0063	AB233LA25000136A	01-APR-94	EXETER - NEWTON ABBOT			32	6
LNF0064	AB233LA25000137A	01-APR-94	EXETER - NEWTON ABBOT NO.2			32	6
LNF0065	AB233LA25000141A	01-APR-94	NEWTON ABBOT - TOTNES NO.2			6	6
LNF0066	AB237LA25000063A	01-APR-94	SEVEN OAKS/ASHFORD/OTFORD JUNCTION	SEVEN-OAKS / ASHFORD / OTFORD JUNCTION	COPPER CABLE (A END)	126	7
LNF0067	AB237LA25000062A	01-APR-94	ASHFORD-CANTERBURY-DOVER-FOLKESTONE	ASHFORD-CANTERBURY-DOVER-FOLKSTONE	COPPER CABLE (A END)	188	7
LNF0068	AB259LA25000022A	01-APR-94	STRATFORD EXCHANGE	COPPER 1KM A END	COPPER CABLE (A END)	1	7
LNF0069	AB238LA25462400A	01-APR-94	ASHBURYS TO ROMILEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	10	7
LNF0070	AB233LA25539200A	01-APR-94	BATH-WESTBURY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	29	7
LNF0071	AB238LA25458900A	01-APR-94	BIRKENHEAD TO HOOTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	12	7
LNF0072	AB238LA25460700A	01-APR-94	BLACKBURN TO BROMLEY CROSS	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	15	7
LNF0073	AB238LA25459800A	01-APR-94	BOLTON TO BROMLEY CROSS	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	5	7
LNF0074	AB231LA25438000A	01-APR-94	BURY ST EDMUNDS TO HAUGHLEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	20	7
LNF0075	AB231LA25438100A	01-APR-94	BURY ST EDMUNDS TO NEWMARKET	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	23	7
LNF0076	AB241LA25541001A	01-APR-94	CARDIFF BRUNEL HOUSE TO BARRY TOWN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	15	7
LNF0077	AB241LA25541101A	01-APR-94	CARDIFF BRUNEL HOUSE TO BRIDGEND	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	34	7
LNF0078	AB241LA25540900A	01-APR-94	CARDIFF BRUNEL HOUSE TO PONTYPRIDD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	19	7
LNF0079	AB238LA25460400A	01-APR-94	CARLISLE TO GRETNA	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	10	7
LNF0080	AB238LA25460600A	01-APR-94	CARLISLE TO WIGTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	14	7
LNF0081	AB241LA25540600A	01-APR-94	CARMARTHEN TO CLARBESTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	42	7
LNF0082	AB231LA25437700A	01-APR-94	CHIPPENHAM TO SOHAM	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	10	7
LNF0083	AB241LA25540500A	01-APR-94	CLARBESTON TO HAVERFORDWEST	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	8	7
LNF0084	AB238LA25460200A	01-APR-94	DEAN LANE (THORPES BRIDGE JCN) TO ROCHDALE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	10	7

LNF0085	AB238LA25461600A	01-APR-94	DEAN LANE TO MIDDLETON JCN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	5	7
LNF0086	AB238LA25458300A	01-APR-94	EDGE HILL TO ST HELENS JUNCTION	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	17	7
LNF0087	AB212LA25518500A	01-APR-94	GRANTHAM TO NEWARK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	21	7
LNF0088	AB212LA25518600A	01-APR-94	GRANTHAM TO SLEAFORD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	16	7
LNF0089	AB243LA25460500A	01-APR-94	GRETNA TO LOCKERBIE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	30	7
LNF0090	AB217LA25461900A	01-APR-94	GUIDE BRIDGE TO DINTING	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	14	7
LNF0091	AB217LA25462600A	01-APR-94	GUIDE BRIDGE TO ROMILEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	8	7
LNF0092	AB217LA25462000A	01-APR-94	GUIDE BRIDGE TO STALY BRIDGE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	5	7
LNF0093	AB238LA25462200A	01-APR-94	HALE TO LOSTOCK GRALAM	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	1	7
LNF0094	AB212LA25519500A	01-APR-94	HARRINGAY TO HORNSEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	1	7
LNF0095	AB212LA25519400A	01-APR-94	HARRINGAY TO KENTISH TOWN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	12	7
LNF0096	AB212LA25519300A	01-APR-94	HARRINGAY TO WILLESDEN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	20	7
LNF0097	AB241LA25540400A	01-APR-94	HAVERFORDWEST TO HEBRANSTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	11	7
LNF0098	AB212LA25518400A	01-APR-94	HELPSTON TO STAMFORD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	14	7
LNF0099	AB212LA25519200A	01-APR-94	HITCHIN TO ROYSTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	19	7
LNF0100	AB212LA25519100A	01-APR-94	HITCHIN TO SANDY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	1	7
LNF0101	AB212LA25519600A	01-APR-94	HORNSEY TO WOOD GREEN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END	LONG DISTANCE COPPER CABLE (A END)	1	7
LNF0102	AB212LA25520000A	01-APR-94	KINGS CROSS TO EUSTON	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		3	7
LNF0103	AB212LA25518901A	01-APR-94	KINGS CROSS TO FINSBURY PARK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		5	7
LNF0104	AB212LA25518801A	01-APR-94	KINGS CROSS TO HITCHIN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		52	7
LNF0105	AB212LA25520100A	01-APR-94	KINGS CROSS TO LIVERPOOL STREET	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		6	7
LNF0106	AB212LA25518700A	01-APR-94	KINGS CROSS TO WOOD GREEN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		8	7
LNF0107	AB238LA25459101A	01-APR-94	KIRKDALE EAST TO KIRBY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		8	7
LNF0108	AB238LA25459601A	01-APR-94	KIRKHAM TO BLACKPOOL	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		17	7
LNF0109	AB231LA25546401A	01-APR-94	LAKENHEATH TO ELY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		18	7
LNF0110	AB231LA25546500A	01-APR-94	LAKENHEATH TO THETFORD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		15	7
LNF0111	AB238LA25460000A	01-APR-94	LANCASTER TO MORECOMBE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7
LNF0112	AB238LA25508700A	01-APR-94	LANCASTER TO OXENHOLME	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		31	7
LNF0113	AB238LA25462900A	01-APR-94	LEYLAND (FARRINGTON JCN) TO MIDGE HALL	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		7	7
LNF0114	AB238LA25458801A	01-APR-94	LIVERPOOL RAIL HOUSE TO BIRKENHEAD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		6	7
LNF0115	AB238LA25458100A	01-APR-94	LIVERPOOL RAIL HOUSE TO CREWE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		57	7
LNF0116	AB238LA25508400A	01-APR-94	LIVERPOOL TO CREWE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		58	7
LNF0117	AB238LA25458201A	01-APR-94	LIVERPOOL TO EDGE HILL	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		3	7
LNF0118	AB238LA25458701A	01-APR-94	LIVERPOOL TO HUNTS CROSS	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7
LNF0119	AB238LA25459000A	01-APR-94	LIVERPOOL TO SAND HILLS (LINK)	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		6	7
LNF0120	AB241LA25540701A	01-APR-94	LLANELLI TO CARMARTHEN	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		32	7
LNF0121	AB225LA25000058A	01-APR-94	LONG DISTANCE COPPER A END	REDHILL - GODSTONE	REDHILL - A END
LNF0122	AB238LA25459701A	01-APR-94	LOSTOCK TO HINDLEY (CROW NEST)	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		6	7
LNF0123	AB238LA25461801A	01-APR-94	MANCHESTER TO BUXTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		30	7
LNF0124	AB238LA25461501A	01-APR-94	MANCHESTER TO DEAN LANE (THORPES BRIDGE JCN)	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		5	7
LNF0125	AB238LA25460101A	01-APR-94	MANCHESTER TO ECCLES	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		7	7
LNF0126	AB238LA25461000A	01-APR-94	MANCHESTER TO GUIDE BRIDGE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		7	7
LNF0127	AB238LA25461100A	01-APR-94	MANCHESTER TO TRAFFORD PARK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		7	7
LNF0128	AB231LA25438201A	01-APR-94	MARCH TO ELY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		20	7
LNF0129	AB231LA25546300A	01-APR-94	NEWMARKET TO CAMBRIDGE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		20	7
LNF0130	AB231LA25546201A	01-APR-94	NEWMARKET TO CHIPPENHAM	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		6	7
LNF0131	AB238LA25458501A	01-APR-94	NEWTON-LE-WILLOWS (PARKSIDE) TO ASHLEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7

LNF0132	AB238LA25462701A	01-APR-94	NEWTON-LE-WILLOWS TO ASPLEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7
LNF0133	AB233LA25000133A	01-APR-94	NON FIBRE CABLES - 19KM		BRISTOL -BATH
LNF0134	AB225LA25000147A	01-APR-94	NON-FIBRE CABLE	WILLESDEN TO VICTORIA VIA NORTH POLE DEPOT	WILLESDEN -A END
LNF0135	AB237LA25000115A	01-APR-94	NON-FIBRE CABLE	FAVERSHAM TO HERNE BAY	FAVERSHAM -A END
LNF0136	AB237LA25000113A	01-APR-94	NON-FIBRE CABLE	DOVER TO MARGATE	DOVER - A END
LNF0137	AB237LA25000114A	01-APR-94	NON-FIBRE CABLE	FAVERSHAM - CANTERBURY	FAVERSHAM -A END
LNF0138	AB233LA25000140A	01-APR-94	NON-FIBRE CABLE - 19KM		LISKHERD -ST BLAZEY
LNF0139	AB233LA25000145A	01-APR-94	NON-FIBRE CABLE - 20KM		TRURO - CAMBOURNE
LNF0140	AB233LA25000143A	01-APR-94	NON-FIBRE CABLE - 21KM	LONG DISTANCE COPPER	SALTASH - LISKEARD
LNF0141	AB233LA25000146A	01-APR-94	NON-FIBRE CABLE - 30KM	LONG DISTANCE COPPER CABLE	TRURO - PAR
LNF0142	AB237LA25000144A	01-APR-94	NON-FIBRE CABLE - 50KM	COAXIAL CABLE	TONBRIDGE -BECKENHAM
LNF0143	AB237LA25000116A	01-APR-94	NON-FIBRE CABLES	CANTERBURY TO MINSTER	CANTERBURY - A END
LNF0144	AB237LA25000117A	01-APR-94	NON-FIBRE CABLES	FAVERSHAM TO SITTINGBOURNE	FAVERSHAM - A END
LNF0145	AB233LA25000134A	01-APR-94	NON-FIBRE CABLES - 19KM		CAMBOURNE TO PENZANCE
LNF0146	AB231LA25438900A	01-APR-94	NORWICH TO DISS	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		35	7
LNF0147	AB231LA25439001A	01-APR-94	NORWICH TO GREAT YARMOUTH	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		30	7
LNF0148	AB231LA25438600A	01-APR-94	NORWICH TO WYMONDHAM	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		12	7
LNF0149	AB238LA25508800A	01-APR-94	OXENHOLME TO PENRITH	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		49	7
LNF0150	AB238LA25508901A	01-APR-94	PENRITH TO CARLISLE	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		29	7
LNF0151	AB212LA25518201A	01-APR-94	PETERBOROUGH TO GRANTHAM	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		42	7
LNF0152	AB212LA25518101A	01-APR-94	PETERBOROUGH TO HELPSTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7
LNF0153	AB212LA25518001A	01-APR-94	PETERBOROUGH TO HOLME	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		7	7
LNF0154	AB212LA25438300A	01-APR-94	PETERBOROUGH TO MARCH	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		25	7
LNF0155	AB212LA25517900A	01-APR-94	PETERBOROUGH TO SANDY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		33	7
LNF0156	AB212LA25518300A	01-APR-94	PETERBOROUGH TO SPALDING	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		27	7
LNF0157	AB238LA25460901A	01-APR-94	PRESTON TO BLACKROD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		21	7
LNF0158	AB238LA25458600A	01-APR-94	PRESTON TO CREWE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		60	7
LNF0159	AB238LA25509000A	01-APR-94	PRESTON TO CREWE	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		63	7
LNF0160	AB238LA25508601A	01-APR-94	PRESTON TO LANCASTER	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		34	7
LNF0161	AB238LA25508501A	01-APR-94	PRESTON TO MANCHESTER	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		48	7
LNF0162	AB238LA25459900A	01-APR-94	PRESTON TO SALWICK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		8	7
LNF0163	AB238LA25460800A	01-APR-94	PRESTON TO SALWICK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		7	7
LNF0164	AB238LA25462100A	01-APR-94	PRESTON TO SKIPTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		66	7
LNF0165	AB238LA25462501A	01-APR-94	ROMILEY TO CHINLEY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7
LNF0166	AB238LA25459501A	01-APR-94	SALWICK TO BLACKPOOL	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		17	7
LNF0167	AB241LA25541201A	01-APR-94	SEVERN TUNNEL JCN TO NEWPORT	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		16	7
LNF0168	AB241LA25541300A	01-APR-94	SEVERN TUNNEL JCN TO SUDBROOK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		2	7
LNF0169	AB238LA25461300A	01-APR-94	SLADE LANE TO WILMSLOW	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		15	7
LNF0170	AB238LA25462800A	01-APR-94	SMITHY BRIDGE TO HEBDON BRIDGE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		18	7
LNF0171	AB231LA25437601A	01-APR-94	SOHAM TO ELY	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		14	7
LNF0172	AB238LA25458401A	01-APR-94	ST HELENS TO NEWTON-LE-WILLOWS (PARKSIDE)	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		8	7
LNF0173	AB238LA25462301A	01-APR-94	STOCKPORT TO DEANSGATE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		11	7
LNF0174	AB238LA25508301A	01-APR-94	STOCKPORT TO DENTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		5	7
LNF0175	AB241LA25540801A	01-APR-94	SWANSEA TO LLANELLI	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		19	7
LNF0176	AB233LA25539401A	01-APR-94	TAUNTON-PENZANCE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		280	7
LNF0177	AB238LA25461201A	01-APR-94	TRAFFORD PARK TO GLAZEBROOK	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		10	7
LNF0178	AB238LA25508201A	01-APR-94	WARRINGTON TO ACTON BRIDGE	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		5	7
LNF0179	AB238LA25459201A	01-APR-94	WARRINGTON TO FRODSHAM	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		11	7
LNF0180	AB213LA25539800A	01-APR-94	WATERLOO (LONDON LINKING)	BRT - NON-FIBRE CABLES.COAXIAL CABLE (A END)		10	7
LNF0181	AB233LA25539301A	01-APR-94	WESTBURY-TAUNTON	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		84	7
LNF0182	AB238LA25461401A	01-APR-94	WIGAN TO HINDLEY (CROW NEST)	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		5	7
LNF0183	AB212LA25519001A	01-APR-94	WOOD GREEN TO HERTFORD NORTH	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		25	7
LNF0184	AB231LA25438501A	01-APR-94	NORTH WYMONDHAM TO THETFORD	BRT-NON-FIBRE CABLES.LONG DIST COPPER CBLE(A END		30	7

FASCIA NUMBER	DESCRIPTION		MAJOR CATEGORY		SUB CATEGORY	TERM
IEK27532KIE0260A	NEWCASTLE		OPERATIONAL LINESIDE CABLES		KILOMETRE . 770 UNITS	10
IGK21432KNI1698A	READING		OPERATIONAL LINESIDE CABLES		KILOMETRE . 177 UNITS	10
IGK23332KIG0264A	SWINDON		OPERATIONAL LINESIDE CABLES		KILOMETRE . 760 UNITS	10
IMK26932KIM0266A	BIRMINGHAM		OPERATIONAL LINESIDE CABLES		KILOMETRE . 600 UNITS	10
IWK25832KIW0262	BIRMINGHAM		OPERATIONAL LINESIDE CABLES		KILOMETRE . 850 UNITS	10
NBK23732KNB1686	WATERLOO		OPERATIONAL LINESIDE CABLES		KILOMETRE . 740 UNITS	10
NCK21332KNC1702	WATERLOO		OPERATIONAL LINESIDE CABLES		KILOMETRE . 949 UNITS	10
NDK22532KND1692	CROYDON		OPERATIONAL LINESIDE CABLES		KILOMETRE . 628 UNITS	10
NEK25932KNE1690	EUSTON		OPERATIONAL LINESIDE CABLES		KILOMETRE . 129 UNITS	10
NFK24832KNF1688	HERTFORD HOUSE		OPERATIONAL LINESIDE CABLES		KILOMETRE . 298 UNITS	10
NGK22932KNG1700	SOUTHEND		OPERATIONAL LINESIDE CABLES		KILOMETRE . 121 UNITS	10
NHK25932KNH1694	EUSTON		OPERATIONAL LINESIDE CABLES		KILOMETRE . 8 UNITS	10
RAK24232RKA2707	GLASGOW		OPERATIONAL LINESIDE CABLES		KILOMETRE . 1770 UNITS	10
RBK21732KRB2709	DONCASTER		OPERATIONAL LINESIDE CABLES		KILOMETRE . 966 UNITS	10
RCK23832KRC2705	MANCHESTER		OPERATIONAL LINESIDE CABLES		KILOMETRE . 1397 UNITS	10
RDK25832KRD2711	BIRMINGHAM		OPERATIONAL LINESIDE CABLES		KILOMETRE . 1556 UNITS	10
Z7K25932KNJ1696	HAMILTON HOUSE		OPERATIONAL LINESIDE CABLES		KILOMETRE . 338 UNITS	10
REK24132KRE2703	NEWPORT		OPERATIONAL LINESIDE CABLES		KILOMETRE . 758 UNITS	10
NON-FIBRE CABLE				7
		CLACTON CABLE	15,000.00	7
		CLACTON CABLE	262,900.00	7
		SOUTH WEST BEARER 1	13,265.00	7
		SOUTH WEST BEARER 1	13,265.00	7
		SOUTH WEST BEARER 1	13,265.00	7
		SOUTH WEST BEARER 1	13,265.00	7
		SOUTH WEST BEARER 1	13,265.00	7
		SOUTH WEST BEARER 1	13,265.00	7
		WATERLOO CABLE	136,526.00	7

PADDINGTON - WEST DRAYTON	130,000.00	7
PADDINGTON - WEST DRAYTON	20,000.00	7
CHANNEL TUNNEL ROUTE STRENGTHENING	200,000.00	7
BOAT TRAIN ROUTE 1	91,200.00	7
BOAT TRAIN ROUTE 1	28,800.00	7
BOAT TRAIN ROUTE 1	64,800.00	7
BOAT TRAIN ROUTE 1	69,600.00	7
BOAT TRAIN ROUTE 1	12,000.00	7
BOAT TRAIN ROUTE 1	88,000.00	7
YORK - SCARBOROUGH	100,000.00	7
YORK - SCARBOROUGH	589,656.00	7

ASSET NO	FASCIA NUMBER	D.E.S.	DESCRIPTION	MAJOR CATEGORY	SUB CATEGORY	HC NBV	TERM
COPPER CABLES
		Apr-94	SWINDON EXCHANGE(APRIL, 1994)	COPPER CABLE		55,870.00	7
		Apr-94	SWINDON EXCHANGE (APRIL, 1994)	SWINDON EXCHANGE TO MILFORD HOUSE (B)
		Sep-94	LONDON, TIBLURY & SOUTHEND	COPPER CABLE		281,346.00	7

FASCIA NUMBER	D.E.S.	DESCRIPTION	MAJOR CATEGORY	SUB CATEGORY	HC NBV
	01-Apr-95	LEWISHAM E.C.R.	Transmission System - London Area	Transmission Equipment -	1,250,000.00
	04-Jun-95	LONDON, TILBURY & S’END	Non Fibre Cable - Pitsea Vange Wharf - Southend Central	Copper/Screening Cable -16 km	375,127.59
	01-Jul-95	KIRKHILL MAINTAINABILITY	Non Fibre Cable - Kirkhill	Copper Cable -	5,000.00
	09-Jul-95	LONDON, TILBURY & S’END	Non Fibre Cable - Southend Central - Shoeburyness	Copper/Screening Cable - 6 km	140,672.85
X004232	25-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Combined Engineering Depot, Ashford Intern.	Long Distance Copper “B” End -100 pair	6,500.00
X004232	25-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - I.E.C.C., Ashford International	Long Distance Copper “A” End -100 pair	—
X004232	28-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Ashford, SE Station	Long Distance Copper “B” End -100 pair	21,500.00
X004232	28-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Ashford International, I.E.C.C.	Long Distance Copper “A” End -100 pair	—
X004232	28-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Ashford International, I.P.S. Building	Long Distance Copper “B” End -100 pair	—
X004232	28-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Ashford International, I.E.C.C.	Long Distance Copper “A” End -100 pair	—
X004232	28-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Ashford International, SE Station	Long Distance Copper “B” End - 50 pair	—
X004232	28-Jul-95	ASHFORD INTERNATIONAL	Non Fibre Cable - Ashford International I.E.C.C.	Long Distance Copper “A” End - 50 pair	—
X003700	01-Apr-96	SOUTH WEST BEARER II	Non Fibre Cable - Byfleet - Basingstoke - Southampton	Copper (Not Esastleigh-S’ham) - 90km	2,080,000.00
	08-Apr-96	LONDON, TILBURY & S’END	Non Fibre Cable - Tilbury Town - Pitsea Vange Wharf	Copper/Screening Cable - 16 km	375,127.59

	08-Apr-96	LONDON, TILBURY & S’END	Non Fibre Cable - Barking - Tilbury Town	Copper/Screening Cable - 23 km	539,245.91
X003700	14-Oct-96	SOUTH WEST BEARER II	Non Fibre Cable - Woking - Liss	Copper (Not Guilford-Liss) - 10km	231,000.00
X003700	14-Oct-96	SOUTH WEST BEARER II	Non Fibre Cable - Pirbright Jcn - Alton	Copper Cable - 33km	763,000.00
X003700	14-Oct-96	SOUTH WEST BEARER II	Non Fibre Cable - Ascot - Ash - Guilford	Copper Cable - 41km	947,000.00

Transmission Equipment

A_NAME	B_NAME	LINKNO	AD_DRP_SYS
LEWISHAM ECR/TAR 1: (LEI)	WATERLOO NN: (WA)	35285	Lewisham ECR Sys 1/2
WATERLOO NN: (WA)	CANNON ST SS TAC: (XEY)	35286	Lewisham ECR Sys 1/2
CANNON ST SS TAC: (XEY)	LONDON BRIDGE TPH TAC: (XGJ)	35287	Lewisham ECR Sys 1/2
LONDON BRIDGE TPH TAC: (XGJ)	SOUTH BERMNDY SS TAC: (XHD)	35288	Lewisham ECR Sys 1/2
SOUTH BERMNDY SS TAC: (XHD)	NORTH KENT E TPH TAC: (XGO)	35289	Lewisham ECR Sys 1/2
NORTH KENT E TPH TAC: (XGO)	NEW CROSS GD TPH TAC: (XGR)	35290	Lewisham ECR Sys 1/2
NEW CROSS GD TPH TAC: (XGR)	NEW CROSS TPH TAC: (XGS)	35291	Lewisham ECR Sys 1/2
NEW CROSS TPH TAC: (XGS)	KIDBROOKE TPH TAC: (XGC)	35292	Lewisham ECR Sys 1/2
KIDBROOKE TPH TAC: (XGC)	LEWISHAM ECR/TAR 2: (LEJ)	35293	Lewisham ECR Sys 1/2
WATERLOO NN: (WA)	MEPHAM ST SW/S TAC: (XHY)	35402	Lewisham ECR Sys 1/2
MEPHAM ST SW/S TAC: (XHY)	SOUTH BANK TPH TAC: (XHZ)	35403	Lewisham ECR Sys 1/2
SOUTH BANK TPH TAC: (XHZ)	FARRINGDON SS TAC: (XFR)	35404	Lewisham ECR Sys 1/2
FARRINGDON SS TAC: (XFR)	ST PAULS SW/S TAC: (XHJ)	35405	Lewisham ECR Sys 1/2
ST PAULS SW/S TAC: (XHJ)	ST PAULS TPH TAC: (XHK)	35406	Lewisham ECR Sys 1/2
ST PAULS TPH TAC: (XHK)	BLACKFRIARS SS TAC: (XAR)	35407	Lewisham ECR Sys 1/2
BLACKFRIARS SS TAC: (XAR)	SOUTHWARK SS TAC: (XHH)	35408	Lewisham ECR Sys 1/2
SOUTHWARK SS TAC: (XHH)	CANNON ST SS TAC: (XEY)	35409	Lewisham ECR Sys 1/2
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35294	Lewisham ECR Sys 1/2
LEWISHAM ECR/TAR 1: (LEI)	VICTORIA SC TAR (CLAPHAM JNC): (VSB)	35264	Lewisham ECR Sys 3
VICTORIA SC TAR (CLAPHAM JNC): (VSB)	CLAPHAM JNC TPH TAC: (XEH)	35265	Lewisham ECR Sys 3
CLAPHAM JNC TPH TAC: (XEH)	LATCHMERE JNC TPH: (XEG)	35266	Lewisham ECR Sys 3
LATCHMERE JNC TPH: (XEG)	CHELSEA SOUTH SS TAC: (XEF)	35267	Lewisham ECR Sys 3
CHELSEA SOUTH SS TAC: (XEF)	EARLS COURT TPH TAC: (XEE)	35268	Lewisham ECR Sys 3
EARLS COURT TPH TAC: (XEE)	KENSINGTON OLYMPIA SS TAC: (XED)	35269	Lewisham ECR Sys 3
KENSINGTON OLYMPIA SS TAC: (XED)	WESTWAY TPH TAC: (XEC)	35270	Lewisham ECR Sys 3
WESTWAY TPH TAC: (XEC)	NORTH POLE EPS SS TAC: (XGP)	35271	Lewisham ECR Sys 3
NORTH POLE EPS SS TAC: (XGP)	NORTH POLE EPS SDG SS TAC: (***)	35272	Lewisham ECR Sys 3
NORTH POLE EPS SDG SS TAC: (***)	ACTON LANE GRID FEED TAC: (XEA)	35273	Lewisham ECR Sys 3
ACTON LANE GRID FEED TAC: (XEA)	NORTH POLE EPS T&RSD TAR: (NPD)	35274	Lewisham ECR Sys 3
NORTH POLE EPS T&RSD TAR: (NPD)	LEWISHAM ECR/TAR 2: (LEJ)	35222	Lewisham ECR Sys 3
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35275	Lewisham ECR Sys 3
LEWISHAM ECR/TAR 1: (LEI)	CHATHAM TAR: (CM)	35295	Lewisham ECR Sys 4
CHATHAM TAR: (CM)	DENTON SS TAC: (XFI)	35296	Lewisham ECR Sys 4
DENTON SS TAC: (XFI)	EAST MILTON TPH TAC: (XFK)	35297	Lewisham ECR Sys 4
EAST MILTON TPH TAC: (XFK)	GRAVESEND TPH TAC: (XFT)	35298	Lewisham ECR Sys 4
GRAVESEND TPH TAC: (XFT)	NORTHFLEET GRID TAC: (XGV)	35299	Lewisham ECR Sys 4
NORTHFLEET GRID TAC: (XGV)	NORTHFLEET SS TAC: (XGW)	35300	Lewisham ECR Sys 4
NORTHFLEET SS TAC: (XGW)	BOUGH BEECH TPH TAC: (XAV)	35301	Lewisham ECR Sys 4
BOUGH BEECH TPH TAC: (XAV)	SWANSCOMBE TPH TAC: (XHM)	35302	Lewisham ECR Sys 4
SWANSCOMBE TPH TAC: (XHM)	GREENWICH SS TAC: (XFV)	35303	Lewisham ECR Sys 4
GREENWICH SS TAC: (XFV)	STONE CROSSING SS TAC: (XHL)	35304	Lewisham ECR Sys 4
STONE CROSSING SS TAC: (XHL)	LITTLEBROOKE TPH TAC: (XGH)	35305	Lewisham ECR Sys 4
LITTLEBROOKE TPH TAC: (XGH)	TEMPLE HILL TPH TAC: (XHO)	35306	Lewisham ECR Sys 4
TEMPLE HILL TPH TAC: (XHO)	DARTFORD SB/TAR: (DAR)	35307	Lewisham ECR Sys 4
DARTFORD SB/TAR: (DAR)	LEWISHAM ECR/TAR 2: (LEJ)	35308	Lewisham ECR Sys 4
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35309	Lewisham ECR Sys 4
LEWISHAM ECR/TAR 1: (LEI)	HITHER GREEN SS TAC: (XGA)	35310	Lewisham ECR Sys 5
HITHER GREEN SS TAC: (XGA)	QUAGGY RIVER TPH TAC: (XHB)	35571	Lewisham ECR Sys 5
QUAGGY RIVER TPH TAC: (XHB)	NEW ELTHAM SS TAC: (XGT)	35313	Lewisham ECR Sys 5
NEW ELTHAM SS TAC: (XGT)	SIDCUP TPH TAC: (XHF)	35314	Lewisham ECR Sys 5
SIDCUP TPH TAC: (XHF)	ALBANY PARK SS TAC: (XAI)	35315	Lewisham ECR Sys 5
ALBANY PARK SS TAC: (XAI)	CRAYFORD TPH TAC: (XFE)	35572	Lewisham ECR Sys 5

CRAYFORD TPH TAC: (XFE)	DARTFORD SB/TAR: (DAR)	35573	Lewisham ECR Sys 5
DARTFORD SB/TAR: (DAR)	DARTFORD SS TAC: (XFH)	35320	Lewisham ECR Sys 5
DARTFORD SS TAC: (XFH)	BARNEHURST TPH TAC: (XAL)	35321	Lewisham ECR Sys 5
BARNEHURST TPH TAC: (XAL)	BEXLEYHEATH SS TAC: (XAQ)	35322	Lewisham ECR Sys 5
BEXLEYHEATH SS TAC: (XAQ)	FALCONWOOD TPH TAC: (XFQ)	35574	Lewisham ECR Sys 5
FALCONWOOD TPH TAC: (XFQ)	ELTHAM SS TAC: (XFO)	35325	Lewisham ECR Sys 5
ELTHAM SS TAC: (XFO)	BLACKHEATH SS TAC: (XAS)	35575	Lewisham ECR Sys 5
BLACKHEATH SS TAC: (XAS)	LEWISHAM ECR/TAR 2: (LEJ)	35328	Lewisham ECR Sys 5
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35329	Lewisham ECR Sys 5
LEWISHAM ECR/TAR 1: (LEI)	PECKHAM RYE TPH TAC: (XEO)	35330	Lewisham ECR Sys 6
PECKHAM RYE TPH TAC: (XEO)	DENMARK HILL TPH TAC: (XEN)	35331	Lewisham ECR Sys 6
PECKHAM RYE TPH TAC: (XEO)	BRIXTON TPH TAC: (XEM)	35417	Lewisham ECR Sys 6
DENMARK HILL TPH TAC: (XEN)	BRIXTON TPH TAC: (XEM)	35332	Lewisham ECR Sys 6
BRIXTON TPH TAC: (XEM)	VOLTAIRE RD TPH TAC: (XEL)	35333	Lewisham ECR Sys 6
VOLTAIRE RD TPH TAC: (XEL)	QUEENS ROAD SS TAC: (XEK)	35334	Lewisham ECR Sys 6
QUEENS ROAD SS TAC: (XEK)	LINFORD ST TPH TAC: (XEJ)	35335	Lewisham ECR Sys 6
LINFORD ST TPH TAC: (XEJ)	VICTORIA STN SS TAC: (XEI)	35336	Lewisham ECR Sys 6
VICTORIA STN SS TAC: (XEI)	WATERLOO NN: (WA)	35337	Lewisham ECR Sys 6
WATERLOO NN: (WA)	LEWISHAM ECR/TAR 2: (LEJ)	35338	Lewisham ECR Sys 6
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35339	Lewisham ECR Sys 6
LEWISHAM ECR/TAR 1: (LEI)	BECKENHAM TE NN: (BK)	35340	Lewisham ECR Sys 7
BECKENHAM TE NN: (BK)	SHORTLANDS SS TAC: (XHE)	35341	Lewisham ECR Sys 7
SHORTLANDS SS TAC: (XHE)	BECKNHM HILL TPH TAC: (XAM)	35342	Lewisham ECR Sys 7
BECKNHM HILL TPH TAC: (XAM)	CROFTON PARK TPH TAC: (XFF)	35343	Lewisham ECR Sys 7
CROFTON PARK TPH TAC: (XFF)	BROCKLEY SS TAC: (XAY)	35344	Lewisham ECR Sys 7
BROCKLEY SS TAC: (XAY)	NUNHEAD SS TAC: (XGX)	35345	Lewisham ECR Sys 7
NUNHEAD SS TAC: (XGX)	BROCKLEY H/L TPH TAC: (XAX)	35346	Lewisham ECR Sys 7
BROCKLEY H/L TPH TAC: (XAX)	LEWISHAM ECR/TAR 2: (LEJ)	35347	Lewisham ECR Sys 7
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35348	Lewisham ECR Sys 7
LEWISHAM ECR/TAR 1: (LEI)	SWANLEY TE: (SWY)	35349	Lewisham ECR Sys 8
SWANLEY TE: (SWY)	KEVINGTOWN SS TAC: (XGB)	35350	Lewisham ECR Sys 8
KEVINGTOWN SS TAC: (XGB)	ST MARY CRAY TPH TAC: (XHI)	35351	Lewisham ECR Sys 8
ST MARY CRAY TPH TAC: (XHI)	BROMLEY S TPH TAC: (XAZ)	35352	Lewisham ECR Sys 8
BROMLEY S TPH TAC: (XAZ)	WEST BROMLEY TPH TAC: (XHS)	35353	Lewisham ECR Sys 8
BROMLEY S TPH TAC: (XAZ)	WEST BROMLEY TPH TAC: (XHS)	35420	Lewisham ECR Sys 8
BROMLEY S TPH TAC: (XAZ)	ALBERMARLE TPH TAC: (XAJ)	35421	Lewisham ECR Sys 8
WEST BROMLEY TPH TAC: (XHS)	ALBERMARLE TPH TAC: (XAJ)	35354	Lewisham ECR Sys 8
ALBERMARLE TPH TAC: (XAJ)	BECKENHAM TE NN: (BK)	35355	Lewisham ECR Sys 8
BECKENHAM TE NN: (BK)	LEWISHAM ECR/TAR 2: (LEJ)	35356	Lewisham ECR Sys 8
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35357	Lewisham ECR Sys 8
LEWISHAM ECR/TAR 1: (LEI)	WATERLOO NN: (WA)	35358	Lewisham ECR Sys 9/10
WATERLOO NN: (WA)	WALWORTH RD TPH TAC: (XHT)	35359	Lewisham ECR Sys 9/10
WALWORTH RD TPH TAC: (XHT)	LOUGHBOROUGH JCN SS TAC (LOND): (XGK	35360	Lewisham ECR Sys 9/10
LOUGHBOROUGH JCN SS TAC (LOND): (XGK	HERNE HILL TPH TAC: (XFZ)	35361	Lewisham ECR Sys 9/10
HERNE HILL TPH TAC: (XFZ)	TULSE HILL SS TAC: (XHR)	35362	Lewisham ECR Sys 9/10
TULSE HILL SS TAC: (XHR)	WEST DULWICH SS TAC: (XHV)	35363	Lewisham ECR Sys 9/10
WEST DULWICH SS TAC: (XHV)	SYDNHAM HILL TPH TAC: (XHN)	35364	Lewisham ECR Sys 9/10
SYDNHAM HILL TPH TAC: (XHN)	PENGE SS TAC: (XGY)	35365	Lewisham ECR Sys 9/10
PENGE SS TAC: (XGY)	NEW BECKENHAM TPH TAC: (XGQ)	35366	Lewisham ECR Sys 9/10
PENGE SS TAC: (XGY)	ELMERS END SS TAC: (XFN)	35410	Lewisham ECR Sys 9/10
ELMERS END SS TAC: (XFN)	EDEN PARK TPH TAC: (XFL)	35411	Lewisham ECR Sys 9/10
EDEN PARK TPH TAC: (XFL)	SYDNHAM HILL TPH TAC: (XHN)	35412	Lewisham ECR Sys 9/10
SYDNHAM HILL TPH TAC: (XHN)	HAYES TPH TAC: (XFW)	35413	Lewisham ECR Sys 9/10
HAYES TPH TAC: (XFW)	NEW BECKENHAM TPH TAC: (XGQ)	35414	Lewisham ECR Sys 9/10
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35371	Lewisham ECR Sys 9/10
LEWISHAM ECR/TAR 1: (LEI)	SWANLEY TE: (SWY)	35372	Lewisham ECR Sys 11
SWANLEY TE: (SWY)	SEVENOAKS SER TAR: (SEV)	35373	Lewisham ECR Sys 11

SEVENOAKS SER TAR: (SEV)	CHELSFIELD SS TAC: (XEX)	35374	Lewisham ECR Sys 11
CHELSFIELD SS TAC: (XEX)	ORPINGTON TPH: (XEW)	35375	Lewisham ECR Sys 11
ORPINGTON TPH: (XEW)	ORPINGTON TE: (ORP)	35376	Lewisham ECR Sys 11
ORPINGTON TPH: (XEW)	PETTS WOOD TPH TAC: (XEV)	35418	Lewisham ECR Sys 11
ORPINGTON TE: (ORP)	ORPINGTON TE: (ORP)	35377	Lewisham ECR Sys 11
PETTS WOOD TPH TAC: (XEV)	CHISLEHURST SS: (XET)	35419	Lewisham ECR Sys 11
ORPINGTON TE: (ORP)	PETTS WOOD TPH TAC: (XEV)	35378	Lewisham ECR Sys 11
PETTS WOOD TPH TAC: (XEV)	BROMLEY SS/GRID TAC: (XEU)	35379	Lewisham ECR Sys 11
BROMLEY SS/GRID TAC: (XEU)	CHISLEHURST SS: (XET)	35380	Lewisham ECR Sys 11
CHISLEHURST SS: (XET)	ELMSTEAD WDS TPH TAC: (XES)	35381	Lewisham ECR Sys 11
ELMSTEAD WDS TPH TAC: (XES)	GROVE PARK SS TAC: (XER)	35382	Lewisham ECR Sys 11
GROVE PARK SS TAC: (XER)	BRAMDEAN TPH TAC: (XEQ)	35383	Lewisham ECR Sys 11
BRAMDEAN TPH TAC: (XEQ)	PARKS BRIDGE TPH TAC: (XEP)	35384	Lewisham ECR Sys 11
PARKS BRIDGE TPH TAC: (XEP)	LEWISHAM ECR/TAR 2: (LEJ)	35385	Lewisham ECR Sys 11
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35386	Lewisham ECR Sys 11
LEWISHAM ECR/TAR 1: (LEI)	DARTFORD SB/TAR: (DAR)	35387	Lewisham ECR Sys 12
DARTFORD SB/TAR: (DAR)	SLADE GREEN SS TAC: (XHG)	35388	Lewisham ECR Sys 12
SLADE GREEN SS TAC: (XHG)	ERITH TPH TAC: (XFP)	35522	Lewisham ECR Sys 12
ERITH TPH TAC: (XFP)	BELVEDERE SS TAC: (XAO)	35391	Lewisham ECR Sys 12
BELVEDERE SS TAC: (XAO)	ABBEY WOOD TPH TAC: (XAH)	35392	Lewisham ECR Sys 12
ABBEY WOOD TPH TAC: (XAH)	PLUMSTEAD SS TAC: (XHA)	35523	Lewisham ECR Sys 12
PLUMSTEAD SS TAC: (XHA)	WOOLWICH DOCKYARD TPH TAC: (XHX)	35524	Lewisham ECR Sys 12
WOOLWICH DOCKYARD TPH TAC: (XHX)	CHARLTON SS TAC: (XFB)	35397	Lewisham ECR Sys 12
CHARLTON SS TAC: (XFB)	GREENWICH SS TAC: (XFV)	35525	Lewisham ECR Sys 12
GREENWICH SS TAC: (XFV)	LEWISHAM ECR/TAR 2: (LEJ)	35400	Lewisham ECR Sys 12
LEWISHAM ECR/TAR 2: (LEJ)	LEWISHAM ECR/TAR 1: (LEI)	35401	Lewisham ECR Sys 12